LEASE AGREEMENT

                          CAPSTONE CAPITAL CORPORATION
                             a Maryland corporation
                                   ("LESSOR")

                                       AND

             INTEGRATED LIVING COMMUNITIES OF ST. PETERSBURG, INC.,
                             a Delaware corporation
                                   ("LESSEE")

                                  March 4, 1997



                                       For


                 Integrated Communities Assisted Living Facility
                                of St. Petersburg
                           (Jaylene Retirement Center)
                              896 73rd Avenue North
                             St. Petersburg, Florida


                                TABLE OF CONTENTS
ARTICLE I       LEASED PROPERTY; TERM....................................................................  1
                ---------------------

ARTICLE II      RENT.....................................................................................  2
                ----
         2.1    Minimum Rent and Adjustments to Minimum Rent.............................................  2
         2.2    Calculation of Increases to Minimum Rent.................................................  3
         2.3    Additional Charges.......................................................................  4
         2.4    Net Lease................................................................................  4

ARTICLE III     IMPOSITIONS..............................................................................  4
                -----------
         3.1    Payment of Impositions...................................................................  4
         3.2    Proration of Impositions.................................................................  5
         3.3    Utility Charges..........................................................................  5
         3.4    Insurance Premiums.......................................................................  5

ARTICLE IV      NO TERMINATION...........................................................................  5
                --------------

ARTICLE V       OWNERSHIP OF LEASED PROPERTY ............................................................  6
                -----------------------------
         5.1    Ownership of the Property................................................................  6
         5.2    Personal Property........................................................................  6

ARTICLE VI      CONDITION AND USE OF LEASED PROPERTY.....................................................  6
                ------------------------------------
         6.1    Condition of the Leased Property.........................................................  6
         6.2    Use of the Leased Property...............................................................  7
         6.3    Management of Facility...................................................................  8
         6.4    Lessor to Grant Easements................................................................  8

ARTICLE VII     LEGAL, INSURANCE AND FINANCIAL REQUIREMENTS..............................................  8
                -------------------------------------------
         7.1    Compliance with Legal and Insurance Requirements.........................................  8
         7.2    Legal Requirement Covenants..............................................................  9
         7.3    Rent and Debt Service Coverage ..........................................................  9
         7.4    Rent and Debt Service Coverage .......................................................... 10

ARTICLE VIII    REPAIRS; RESTRICTIONS AND ANNUAL INSPECTIONS............................................. 10
                --------------------------------------------
         8.1    Maintenance and Repair................................................................... 10
         8.2    Encroachments; Restrictions.............................................................. 11
         8.3    Inspections.............................................................................. 12

ARTICLE IX      CAPITAL ADDITIONS........................................................................ 12
                -----------------
         9.1    Construction of Capital Additions to the Leased Property................................. 12
         9.2    Capital Additions Financed by Lessee..................................................... 13
         9.3    Capital Additions Financed by Lessor..................................................... 13
         9.4    Remodeling and Non-Capital Additions..................................................... 15
         9.5    Salvage.................................................................................. 15

ARTICLE X       LIENS.................................................................................... 16
                -----

ARTICLE XI      PERMITTED CONTESTS....................................................................... 16
                ------------------

ARTICLE XII     INSURANCE................................................................................ 17
                ---------
         12.1   General Insurance Requirements........................................................... 17
         12.2   Replacement Cost......................................................................... 18


                                        i

         12.3   Additional Insurance..................................................................... 18
         12.4   Waiver of Subrogation.................................................................... 19
         12.5   Form of Insurance........................................................................ 19
         12.6   Change in Limits......................................................................... 19
         12.7   Blanket Policy........................................................................... 19
         12.8   No Separate Insurance.................................................................... 20
         12.9   Insurance for Contractors................................................................ 20

ARTICLE XIII    FIRE AND CASUALTY........................................................................ 20
                -----------------
         13.1   Insurance Proceeds....................................................................... 20
         13.2   Reconstruction in the Event of Damage or Destruction Covered by Insurance................ 20
         13.3   Reconstruction in the Event of Damage or Destruction Not Covered by Insurance............ 22
         13.4   Lessee's Property........................................................................ 23
         13.5   Restoration of Lessee's Property......................................................... 23
         13.6   No Abatement of the Rent................................................................. 23
         13.7   Damage Near End of Term.................................................................. 23
         13.8   Purchase or Substitution................................................................. 23
         13.9   Waiver................................................................................... 23

ARTICLE XIV     CONDEMNATION............................................................................. 24
                ------------
         14.1   Parties' Rights and Obligations.......................................................... 24
         14.2   Total Taking............................................................................. 24
         14.3   Partial Taking........................................................................... 24
         14.4   Restoration.............................................................................. 24
         14.5   Award Distribution....................................................................... 25
         14.6   Temporary Taking......................................................................... 25
         14.7   Purchase or Substitution................................................................. 25

ARTICLE XV      DEFAULT.................................................................................. 25
                -------
         15.1   Events of Default........................................................................ 25
         15.2   Remedies................................................................................. 26
         15.3   Additional Expenses...................................................................... 28
         15.4   Application of Funds..................................................................... 28

ARTICLE XVI     LESSOR'S RIGHT TO CURE................................................................... 28
                ----------------------

ARTICLE XVII    PURCHASE OF THE LEASED PROPERTY.......................................................... 29
                -------------------------------

ARTICLE XVIII   HOLDING OVER............................................................................. 30
                ------------

ARTICLE XIX     ABANDONMENT.............................................................................. 30
                -----------
         19.1   Discontinuance of Operations on the Leased Property...................................... 30
         19.2   Obsolescence of the Leased Property; Offer to Purchase................................... 30
         19.3   Conveyance of Leased Property............................................................ 30
         19.4   Option to Purchase....................................................................... 31

ARTICLE XX      SUBSTITUTION OF PROPERTY................................................................. 31
                ------------------------
         20.1   Substitution of Property for the Leased Property......................................... 31
         20.2   Conditions to Substitution............................................................... 33
         20.3   Conveyance to Lessee..................................................................... 34
         20.4   Expenses................................................................................. 34

                                       ii

ARTICLE XXI     RISK OF LOSS............................................................................. 34
                ------------

ARTICLE XXII    INDEMNIFICATION.......................................................................... 35
                ---------------

ARTICLE XXIII   SUBLETTING AND ASSIGNMENT................................................................ 35
                -------------------------
         23.1   Subletting and Assignment................................................................ 35
         23.2   Non-Disturbance, Subordination and Attornment............................................ 36

ARTICLE XXIV    OFFICER'S CERTIFICATES AND FINANCIAL STATEMENTS.......................................... 36
                -----------------------------------------------
         24.1   Estoppel Certificate..................................................................... 36
         24.2   Financial Statements and Certificates.................................................... 37

ARTICLE XXV     INSPECTION............................................................................... 38
                ----------

ARTICLE XXVI    QUIET ENJOYMENT.......................................................................... 38
                ---------------

ARTICLE XXVII   NOTICES.................................................................................. 38
                -------

ARTICLE XXVIII  APPRAISAL................................................................................ 40
                ---------

ARTICLE XXIX    PURCHASE................................................................................. 41
                --------

ARTICLE XXX     DEFAULT BY LESSOR........................................................................ 41
                -----------------
         30.1   Default by Lessor........................................................................ 41
         30.2   Lessee's Right to Cure................................................................... 42

ARTICLE XXXI    ARBITRATION.............................................................................. 42
                -----------
         31.1   Controversies............................................................................ 42
         31.2   Appointment of Arbitrators............................................................... 42
         31.3   Third Arbitrator......................................................................... 43
         31.4   Arbitration Procedure.................................................................... 43
         31.5   Expenses................................................................................. 43

ARTICLE XXXII   FINANCING OF THE LEASED PROPERTY......................................................... 43
                --------------------------------

ARTICLE XXXIII  SUBORDINATION, ATTORNMENT AND NON-DISTURBANCE............................................ 44
                ---------------------------------------------

ARTICLE XXXIV   EXTENDED TERMS........................................................................... 44
                --------------

ARTICLE XXXV    GUARANTY................................................................................. 45
                --------
         35.1   Guarantee................................................................................ 45
         35.2   Obligations of Guarantor Upon Default.................................................... 45
         35.3   Guarantee of Payment..................................................................... 45

ARTICLE XXXVI   MISCELLANEOUS............................................................................ 45
                -------------
         36.1   No Waiver................................................................................ 45
         36.2   Remedies Cumulative...................................................................... 46
         36.3   Surrender................................................................................ 46
         36.4   No Merger of Title....................................................................... 46
         36.5   Transfers by Lessor...................................................................... 46
         36.6   General.................................................................................. 46
         36.7   Memorandum of Lease...................................................................... 47


                                       iii

         36.8   Transfer of Licenses..................................................................... 47

ARTICLE XXXVII      GLOSSARY OF TERMS.................................................................... 47
                    -----------------

                                      LEASE

         THIS LEASE ("Lease") dated as of March 4, 1997 is entered into by and between CAPSTONE CAPITAL CORPORATION, a Maryland corporation, having its principal office at 1000 Urban Center Drive, Suite 630, Birmingham, Alabama
35242 ("Lessor") and INTEGRATED LIVING COMMUNITIES OF ST. PETERSBURG, INC., a Delaware corporation ("Lessee"), and INTEGRATED LIVING COMMUNITIES, INC., a
Delaware corporation ("Guarantor"), each having its principal office at 24850 Old 41 Road, Suite 10, Bonita Springs, Florida 34135-7022.

                                    ARTICLE I
                              LEASED PROPERTY; TERM

         Upon and subject to the terms and conditions hereinafter set forth, Lessor leases to Lessee and Lessee rents from Lessor all of Lessor's rights and interest in and to the following real property (collectively, the "Leased Property"):

         (a) the real property more particularly described on Exhibit A attached hereto together with all covenants, licenses, privileges and benefits thereto belonging, and any easements, rights-of-way, rights of ingress and egress or other interests of Lessor in, on or to any land, highway, street, road or avenue, open or proposed, in, on, across, in front of, abutting or adjoining such real property, including all strips and gores adjacent to or lying between such real property and any adjacent real property (the "Land");

         (b) all buildings, structures, Fixtures (as hereinafter defined) and other improvements of every kind (including all alleyways and connecting tunnels, crosswalks, sidewalks, landscaping, parking lots and structures and roadways appurtenant to such buildings and structures presently or hereafter situated upon the Land, and Capital Additions financed by Lessor (but specifically excluding Capital Additions financed by Lessee), drainage and all above-ground and underground utility structures) (collectively, the "Leased Improvements");

         (c) all permanently affixed equipment, machinery, fixtures and other items of real and/or personal property, including all components thereof, now and hereafter located in, on or used in connection with, and permanently affixed to or incorporated into the Leased Improvements, including all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste disposal, air-cooling and air conditioning systems and apparatus, sprinkler systems and fire and theft protection equipment, carpet, moveable or immoveable walls or partitions and built-in oxygen and vacuum systems, all of which are hereby deemed by the parties hereto to constitute real estate, together with all replacements, modifications, alterations and additions thereto, but specifically excluding all items included within the category of Personal Property (collectively the "Fixtures");

         (d)      the Personal Property;

         (e) to the extent permitted by law, all permits, approvals and other intangible property or any interest therein now or hereafter owned or held by Lessor in connection with the Leased Property or any business or businesses now or hereafter conducted by Lessee or any Tenant or with the use thereof, including all leases, contract rights, agreements, trade names, water rights and reservations, zoning rights, business licenses and warranties (including those relating to construction or fabrication) related to the Leased Property or any part thereof, but specifically excluding the general corporate trademarks, service marks, logos, insignia or books and records of Lessee; and

         (f) all site plans, surveys, soil and substrata studies, architectural drawings, plans and specifications, engineering plans and studies, floor plans, landscape plans, and other plans and studies that relate to the Land or the Leased Improvements and are in Lessor's possession or control.

SUBJECT, HOWEVER, to the matters set forth on Exhibit B attached hereto (the "Permitted Exceptions"), to have and to hold for a fixed term of fifteen years (the "Initial Term") commencing on the date hereof (the "Commencement Date") and ending at midnight on the last day of the ________ month after the Commencement Date, unless sooner terminated pursuant to the terms hereof.

                                   ARTICLE II
                                      RENT

II.1 Minimum Rent and Adjustments to Minimum Rent. Lessee shall pay to Lessor, without notice, demand, set off (except as set forth in Section 30.2 or Article XXXII hereof) or counterclaim, in advance in lawful money of the United States of America, at Lessor's address set forth herein or at such other place or to such other person, firms or corporations as Lessor from time to time may designate in writing, Minimum Rent, as adjusted annually pursuant to Section 2.1(b) during the Term, as follows:

         (a) Minimum Rent. Lessee will pay to Lessor as rent (as adjusted from time to time in accordance with Sections 2.1(b) and 2.1(e), the "Minimum Rent") for the Leased Property the annual sum equal to the product of (i) the Purchase Amount times (ii) the greater of (X) ten percent and (Y) the Treasury Yield in effect ten days prior to the Commencement Date with maturity periods substantially equivalent to the Initial Term plus 3.5%. The Minimum Rent shall be payable in advance in 12 equal, consecutive monthly installments on the first day of each calendar month during the Term. The parties will execute an acknowledgement of the initial Minimum Rent calculated pursuant to this Section 2.1(a) as soon as reasonably practicable after the Commencement Date. The Minimum Rent shall be prorated for any partial month, and is subject to adjustment as provided in Sections 2.1(b), 2.1(e) and 9.3(b)(iv) below. As used herein, the term "Purchase Amount" means the total amount funded or to be funded for the acquisition of the Leased Property by Lessor pursuant to the Purchase Agreement, including legal fees and expenses, recording taxes and fees and expenses related to or arising out of the title policy, structural and other inspections, survey, environmental report and appraisal.

         (b) Increases to Minimum Rent. On each anniversary of the Commencement Date (each such annual date individually referred to as the "Adjustment Date") throughout the Initial Term and any Extended Terms, the then-current Minimum Rent shall be increased annually effective as of such Adjustment Date by the increase in the Consumer Price Index from the Commencement Date to the first Adjustment Date and, thereafter, from one Adjustment Date to the then-current Adjustment Date; however, with the exception of the first year of each Extended Term, in no event will the annual change in the Minimum Rent be less than two percent nor more than five percent of the Minimum Rent for the prior year.

         (c) Capital Replacement Account. Lessee will pay to Lessor for deposit in a money market account in a federally insured bank in Birmingham, Alabama acceptable to Lessor and Lessee the sums set forth on Exhibit C attached hereto, which funds (the "Capital Replacement Account") shall be made available to Lessee to make repairs and replacements for the Leased Property as approved by Lessor (which approval shall not be unreasonably withheld, conditioned or delayed), the costs of which according to generally accepted accounting principles must be depreciated over periods greater than one year. The Capital Replacement Account shall be in the name of Lessor, and interest earned on such account shall be retained in the Capital Replacement Account. Lessee shall make detailed requests for such funds in writing to Lessor in the same form as a Request pursuant Section 9.3 hereof. Within 30 days of such Request, Lessor shall reasonably approve the amount of requested funds and make mutually agreeable arrangements for the disbursement of the funds, or provide Lessee with written notice in reasonable detail specifying Lessor's objections to such Request.

         (d) Payment of Minimum Rent. All payments of Minimum Rent shall be made in lawful money of the United States by wire transfer of same day funds to Lessor's account #0000040999 at First Commercial Bank, Birmingham, Alabama, ABA Routing #062003605, Attention: Todd Beard, with advice to Daryl D. McCombs at
(205) 967-2092 (or such other account or location specified by Lessor from time to time in writing) on or before 2:00 p.m., Birmingham time, on any Business Day.

         (e) Recalculation of Minimum Rent. The parties agree that the Purchase Amount may be estimated as of the Commencement Date. As soon as reasonably practicable after the determination of the final Purchase Amount, Lessor will recalculate the Minimum Rent pursuant to Section 2.1(a) whereupon the parties will execute an acknowledgement of the recalculated Minimum Rent.

II.2 Calculation of Increases to Minimum Rent. On or about each Adjustment Date, Lessor will calculate the increase in the Minimum Rent pursuant to the provisions of Section 2.1(b) and will provide Lessee with written notice of same.

II.3 Additional Charges. Lessee will also pay and discharge as and when due (a) all other amounts, liabilities, obligations and Impositions, which Lessee assumes or agrees to pay under this Lease including, to the extent applicable, any condominium association dues, assessments or other charges, and (b) in the event of any failure on the part of Lessee to pay any of those items referred to in clause (a) above, Lessee will also promptly pay and discharge every fine, penalty, interest and cost which may be added for non-payment or late payment of such items (the items referred to in clauses (a) and (b) above being referred to herein collectively as the "Additional Charges"), and Lessor shall have all legal, equitable and contractual rights, powers and remedies provided in this Lease, by statute or otherwise, in the case of non-payment of the Additional Charges, as well as the Minimum Rent. If any installment of Minimum Rent or Additional Charges (but only as to those Additional Charges which are payable directly to Lessor) shall not be paid within ten days after the date when due, Lessee will pay Lessor on demand, as Additional Charges, interest (to the extent permitted by law) computed at the Overdue Rate on the amount of such installment, from the date when due to the date of payment in full thereof. In the event Lessor provides Lessee with written notice of failure to timely pay any installment of Minimum Rent or any Additional Charges pursuant to Section 15.1(b) more than three times within any twelve-month period, Lessee shall pay an administrative fee to Lessor in the amount of $500.00 for each additional written notice Lessor gives pursuant to Section 15.1(b) during the next twelve months. To the extent that Lessee pays any Additional Charges to Lessor or the Facility Mortgagee pursuant to any requirement of this Lease, Lessee shall be relieved of its obligation to pay such Additional Charges to the entity to which such Additional Charges would otherwise be due. Additional Charges shall be deemed Rent hereunder.

II.4 Net Lease. The Rent shall be paid absolutely net to Lessor, so that this Lease shall yield to Lessor the full amount of the installments of Minimum Rent and the payments of Additional Charges throughout the Term but subject to any provisions of this Lease which expressly provide for payments by Lessor or the adjustment of the Rent or other charges.

                                   ARTICLE III
                                   IMPOSITIONS

III.1 Payment of Impositions. Subject to Article XI relating to permitted contests, Lessee will pay, or cause to be paid, all Impositions before any fine, penalty, interest or cost may be added for non-payment, such payments to be made directly to the taxing authorities where feasible, and Lessee will promptly, upon request, furnish to Lessor copies of official receipts or other satisfactory proof evidencing such payments. If any such Imposition may lawfully be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition), Lessee may exercise the option to pay the same (and any accrued interest on the unpaid balance of such Imposition) in installments and, in such event, shall pay such installments during the Term hereof as the same become due and before any fine, penalty, premium, further interest or cost may be added thereto. Lessor, at its expense, shall, to the extent permitted by applicable law, prepare and file all tax returns and reports as may be required by governmental authorities in respect of Lessor's net income, gross receipts, franchise taxes and taxes on its capital stock. Lessee, at its expense, shall, to the extent permitted by applicable laws and regulations, prepare and file all other tax returns and reports in respect of any Imposition as may be required by governmental authorities. If any refund shall be due from any taxing authority in respect of any

Imposition paid by Lessee, the same shall be paid over to or retained by Lessee if no Event of Default shall have occurred hereunder and be continuing. Any such funds retained by Lessor due to an Event of Default shall be applied as provided in Article XV. Lessor and Lessee shall, upon request of the other, provide such data as is maintained by the party to whom the request is made with respect to the Leased Property as may be necessary to prepare any required returns and reports. In the event governmental authorities classify any property covered by this Lease as personal property, Lessee shall file all personal property tax returns in such jurisdictions where filing is required. Lessor and Lessee will provide the other party, upon request, with cost and depreciation records necessary for filing returns for any property so classified as personal property. Where Lessor is legally required to file personal property tax returns, and Lessee is obligated for the same hereunder, Lessee will be provided with copies of assessment notices in sufficient time for Lessee to file a protest. Lessee may, upon giving 30 days' prior written notice to Lessor, at Lessee's option and at Lessee's sole cost and expense, protest, appeal, or institute such other proceedings as Lessee may deem appropriate to effect a reduction of real estate or personal property assessments and Lessor, if requested by Lessee and at Lessee's expense as aforesaid, shall fully cooperate with Lessee in such protest, appeal, or other action. Billings for reimbursement by Lessee to Lessor of personal property taxes shall be accompanied by copies of an invoice therefor and payments thereof which identify the personal property with respect to which such payments are made. Lessor will cooperate with Lessee in order that Lessee may fulfill its obligations hereunder, including the execution of any instruments or documents reasonably requested by Lessee.

III.2 Proration of Impositions. Impositions imposed in respect of the tax-fiscal period during which the Term terminates shall be prorated between Lessor and Lessee, whether or not such Imposition is imposed before or after such termination, and Lessee's and Lessor's obligation to pay their respective prorated shares thereof shall survive such termination.

III.3 Utility Charges. Lessee will, or will cause Tenants to, contract for, in its own name, and will pay or cause to be paid all charges for, electricity, power, gas, oil, water and other utilities used in the Leased Property during the Term.

III.4 Insurance Premiums. Lessee will contract for, in its own name, and will pay or cause to be paid all premiums for, the insurance coverage required to be maintained by Lessee pursuant to Article XII during the Term.

                                   ARTICLE IV
                                 NO TERMINATION

         Except as provided in this Lease, Lessee shall remain bound by this Lease in accordance with its terms and shall neither take any action without the consent of Lessor to modify, surrender or terminate the same, nor seek nor be entitled to any abatement, deduction, deferment or reduction of Rent, or set-off against the Rent, nor shall the respective obligations of Lessor and Lessee be otherwise affected by reason of (a) any damage to, or destruction of, the Leased Property or any portion thereof from whatever cause or any Taking of the Leased Property or any portion thereof, except as otherwise provided in Articles XIII or XIV, (b) the lawful or unlawful prohibition of, or restriction upon, Lessee's use of the Leased Property, or any portion thereof, or the interference with such use by any person, corporation, partnership or other entity, or by reason of eviction by paramount title, (c) any claim which Lessee has or might have against Lessor or by reason of any default or breach of any warranty by Lessor under this Lease or any other agreement between Lessor and Lessee or to which Lessor and Lessee are parties, (d) any bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding up or other proceedings affecting Lessor or any assignee or transferee of Lessor, or (e) for any other cause whatsoever whether similar or dissimilar to any of the foregoing. Lessee hereby specifically waives all rights arising from any occurrence whatsoever which may now or hereafter be conferred upon it by law to
(i) modify,  surrender or terminate  this Lease or quit or surrender  the Leased
Property or any portion thereof, or (ii) entitle Lessee to any abatement, reduction, suspension or deferment of the Rent or other sums payable by Lessee hereunder, except as otherwise specifically provided in this Lease. The obligations of Lessor and Lessee hereunder shall be separate and independent covenants and agreements and the Rent and all other sums payable by Lessee hereunder shall continue to be payable in all events unless the obligations to pay the same shall be terminated pursuant to the express provisions of this Lease. Notwithstanding the foregoing, Lessee shall have the right by separate and independent action to pursue any claim or seek any damages it may have against Lessor as a result of a breach by Lessor of the terms of this Lease or Lessor's willful misconduct.

                                    ARTICLE V
                          OWNERSHIP OF LEASED PROPERTY

V.1 Ownership of the Property. Lessee acknowledges that the Leased Property is the property of Lessor and that Lessee has only the right to the possession and use of the Leased Property upon the terms and conditions of this Lease.

V.2 Personal Property. Lessee may (and shall as provided hereinbelow), at its expense, install, affix or assemble or place on any parcels of the Land or in any of the Leased Improvements any items of the Personal Property, and may remove, replace or substitute for the same from time to time in the Ordinary Course of Business with like property of equal or greater value. Lessee shall provide and maintain during the entire Term all such Personal Property as shall be necessary in order to operate the Facility in compliance with all licensure and certification requirements, in compliance with all applicable Legal Requirements and Insurance Requirements and otherwise in accordance with customary practice in the industry for the Primary Intended Use in the state where the Land is located.

                                   ARTICLE VI
                      CONDITION AND USE OF LEASED PROPERTY

VI.1 Condition of the Leased Property. Lessee acknowledges receipt and delivery of possession of the Leased Property and that Lessee has examined and otherwise acquired knowledge of the condition of the Leased Property prior to the execution and delivery of this Lease and has found the same to be in good order and repair and satisfactory for its purpose hereunder. Lessee is leasing the Leased Property "as is" in its condition at the time of occupancy. Lessee waives any claim or action against

Lessor in respect of the condition of the Leased Property. LESSOR MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, IN RESPECT OF THE LEASED PROPERTY OR ANY PART THEREOF, EITHER AS TO ITS FITNESS FOR USE, SUITABILITY, DESIGN OR CONDITION FOR ANY PARTICULAR USE OR PURPOSE OR OTHERWISE, OR AS TO QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, LATENT OR PATENT, IT BEING AGREED THAT ALL SUCH RISKS ARE TO BE BORNE BY LESSEE. LESSEE ACKNOWLEDGES THAT THE LEASED PROPERTY HAS BEEN INSPECTED BY LESSEE AND IS SATISFACTORY TO IT IN ALL RESPECTS.

VI.2     Use of the Leased Property.Property

         (a) After the Commencement Date and during the entire Term, Lessee shall use or cause to be used the Leased Property and the improvements thereon as a senior residential facility which may include congregate care services, assisted living services, Alzheimer's care services or skilled nursing services, or some combination of the foregoing services (at any time, the actual use or combination of uses specified herein that is or are then being conducted at the Leased Property, are referred to as the "Primary Intended Use"). Lessee shall not use the Leased Property or any portion thereof for any other use without the prior written consent of Lessor, which consent shall not be unreasonably withheld or delayed.

         (b) Lessee covenants that it will obtain and maintain, with Lessor's cooperation but at Lessee's sole cost and expense, all material approvals needed to use and operate the Leased Property and the Facility for the Primary Intended Use in compliance with all applicable Legal Requirements.

         (c) Lessee covenants and agrees that during the Term it will use its reasonable best efforts to operate continuously the Leased Property in accordance with its Primary Intended Use and to maintain its certifications for reimbursement, if any, and licensure and its accreditation, with Lessor's cooperation but at Lessee's sole cost and expense, if compliance with accreditation standards is required to maintain the operations of the Facility and if a failure to comply would adversely affect operations of the Facility.

         (d) Lessee shall not commit or suffer to be committed any waste on the Leased Property, or in the Facility or cause or permit any nuisance thereon.

         (e) Lessee shall neither suffer nor permit the Leased Property or any portion thereof, including any Capital Addition whether or not financed by Lessor, to be used in such a manner as (i) reasonably likely to impair Lessor's estate therein or in any portion thereof, or (ii) is reasonably likely to result in a claim or claims of adverse usage or adverse possession by the public, as such, or of implied dedication of the Leased Property or any portion thereof.

         (f) Lessee will not utilize any Hazardous Materials on the Leased Property except in accordance with applicable Legal Requirements and will not permit any contamination which may require remediation under any applicable Hazardous Materials Law. Lessee agrees not to dispose of any Hazardous Materials or substances within the sewerage system of the Leased Property, and that it will handle all "red bag" wastes in accordance with applicable Hazardous Materials Laws.

VI.3 Management of Facility. Unless otherwise agreed to in writing by Lessor (i) Lessee shall cause the Facility to be managed and leased to Tenants at all times by Lessee or an Affiliate of Lessee, (ii) Lessee shall not enter into any agreement (oral or written) with respect to such management and leasing activities unless the terms thereof and the proposed manager or leasing agent have been approved in writing by Lessor, (iii) all such management or leasing agreements must be in writing, and (iv) all management or leasing agreements with an Affiliate of Lessee must contain provisions to the effect that (A) the obligation of Lessee to pay management fees is subordinate to its obligation to pay the Rent, and (B) the manager shall not have the right to collect any management fees during the continuance of an

Event of Default.

VI.4 Lessor to Grant Easements. Lessor will, from time to time, at the request of Lessee and at Lessee's cost and expense, but subject to the approval of Lessor (a) grant easements and other rights in the nature of easements, (b) release existing easements or other rights in the nature of easements which are for the benefit of the Leased Property, (c) dedicate or transfer unimproved portions of the Leased Property for road, highway or other public purposes, (d) execute petitions to have the Leased Property annexed to any municipal corporation or utility district, (e) execute amendments to any covenants and restrictions affecting the Leased Property, and (f) execute and deliver to any person such instruments as may be necessary or appropriate to confirm or effect such grants, releases, dedications and transfers (to the extent of its interest in the Leased Property), but only upon delivery to Lessor of an Officer's Certificate stating (and such other information as Lessor may reasonably require confirming) that such grant, release, dedication, transfer, petition or amendment is required or beneficial for and not detrimental to the proper conduct of the business of Lessee on the Leased Property and does not reduce the value thereof.

                                   ARTICLE VII
                   LEGAL, INSURANCE AND FINANCIAL REQUIREMENTS

VII.1 Compliance with Legal and Insurance Requirements. Subject to Article XI relating to permitted contests, Lessee, at its expense, will promptly (a) comply with all material Legal Requirements and Insurance Requirements in respect of the use, operation, maintenance, repair and restoration of the Leased Property, whether or not compliance therewith shall require structural change in any of the Leased Improvements or interfere with the use and enjoyment of the Leased Property, and (b) directly or indirectly with the cooperation of Lessor, but at Lessee's sole cost and expense, procure, maintain and comply with all material licenses, certificates of need, if any, and other authorizations required for
(i) any use of the Leased Property then being made, and for (ii) the proper erection, installation, operation and maintenance of the Leased Improvements or any part thereof, including any Capital Additions.

VII.2 Legal Requirement Covenants. Lessee covenants and agrees that the Leased Property shall not be used for any unlawful purpose. Lessee shall, directly or indirectly with the cooperation of Lessor, but at Lessee's sole cost and expense, acquire and maintain all material licenses, certificates, permits and other authorizations and approvals needed to operate the Leased Property in its customary manner for the Primary Intended Use and any other use conducted on the Leased Property as may be permitted from time to time hereunder. Lessee further covenants and agrees that Lessee's use of the Leased Property and Lessee's maintenance, alteration, and operation of the same, and all parts thereof, shall at all times conform to all applicable Legal Requirements where the failure to conform would have a material adverse effect on Lessee or the Leased Property.

VII.3 Rent and Debt Service Coverage - Consolidated. As used herein, the term "Consolidated Coverage Ratio" means EBITDAR (as defined below) for Lessee and Guarantor on a consolidated basis for the applicable period divided by the principal (excluding any prepayments or principal at maturity), interest and lease (capital and operating) payment obligations of Lessee and Guarantor on a consolidated basis for the same period. As used herein, the term "EBITDAR" means, for any period, the sum of (i) the income (or deficit) from all operations before provision of income taxes for such period and without deduction for actual management fees paid or incurred, plus (ii) the interest charges paid or accrued during such period (including imputed interest on lease (capital or operating) obligations (including this Lease), but excluding amortization of debt discount and expense), plus (iii) all amounts in respect of depreciation and amortization for such period, plus (iv) the rent due under all leases (capital or operating, including this Lease) for such period. Lessee agrees and covenants with Lessor that so long as this Lease is in effect, Lessee will achieve and within 45 days after the end of each calendar quarter (or year) specified below provide evidence to Lessor of the achievement of the following Consolidated Coverage Ratio requirements:

                                            Required                            Months Included
         Period                             Consolidated Coverage Ratio         in Calculation
         ------                             ---------------------------         --------------

(i)      Prior to date in (ii)              No requirement                      No requirement

(ii)     For calendar quarter               1.0 to 1.0                          Three months ending
         ending 12/31/97                                                        with such date

(iii)    For calendar quarter               1.0 to 1.0                          Three months ending
         ending 3/31/98                                                         with such date

(iv)     For calendar quarter               1.1 to 1.0                          Three months ending
         ending 6/30/98                                                         with such date

(v)      For calendar quarter               1.2 to 1.0                          Three months ending
         ending 9/30/98                                                         with such date

(vi)     For calendar year                  1.2 to 1.0                          Twelve months ending
         ending on 12/31/98                                                     with such date

(vii)    For calendar quarter               1.25 to 1.0                         Three months ending
         ending 12/31/98                                                        with such date

(viii)   For calendar quarter               1.3 to 1.0                          Three months ending
         ending 3/31/99 and                                                     with such date
         all subsequent calendar
         quarters

(ix)     For calendar year                   1.3 to 1.0                         Twelve months ending
         ending 12/31/99 and                                                    with such date
         all subsequent calendar
         years

VII.4 Rent and Debt Service Coverage - Facility. As used herein, the term "Facility Coverage Ratio" means EBITDAR for the Facility only for the applicable period minus assumed management fees of five percent of the total patient revenues (regardless of the amount of the management fees actually paid or incurred) earned from the Facility divided by the principal (excluding any prepayments or principal at maturity), interest and lease payment obligations of Lessee (including the Minimum Rent) for the same period. Lessee agrees and covenants with Lessor that so long as this Lease is in effect, Lessee will achieve and within 45 days after the end of each March, June, September or December during the Term, beginning with the calendar quarter ending no sooner than three months and no later than six months after the Commencement Date, provide evidence to Lessor of the achievement of the Facility Coverage Ratio equal to or greater than 1.25 to 1.0.

                                  ARTICLE VIII
                  REPAIRS; RESTRICTIONS AND ANNUAL INSPECTIONS

VIII.1   Maintenance and Repair.

         (a) Lessee, at its expense, will keep the Leased Property and all private roadways, sidewalks and curbs appurtenant thereto in reasonably good order and repair (whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements, the age of the Leased Property or any portion thereof), and except as otherwise provided in Articles XIII and XIV, with reasonable promptness will make all necessary and appropriate repairs thereto of every kind and nature (including remodeling to the extent necessary to maintain the Leased Property in a condition substantially the same as exists on the date hereof), whether interior or exterior, structural or non-structural, ordinary or extraordinary, foreseen or unforeseen or arising by reason of a condition existing prior to or after the commencement of the Term of this Lease (concealed or otherwise). All repairs and remodeling shall, to the extent reasonably achievable, be at least equivalent in quality to the original work and shall be accomplished by Lessee or a party selected by Lessee. Lessee will not take or omit to take any action the taking or omission of which might materially impair the value or usefulness of the Leased Property or any part thereof for the Primary Intended Use. If Lessee fails to perform any of its obligations hereunder, or if Lessor reasonably determines that action is necessary and is not being taken, Lessor may, on giving 30 days' written notice to Lessee (other than in a case reasonably deemed by Lessor to be an emergency, in which case no such notice shall be required), without demand on Lessee, perform any such obligations in such manner and to such extent and take such other action as Lessor may deem appropriate in the event Lessee has not commenced to perform such obligation or take such action during such 30-day period, and all costs, expenses and charges of Lessor relating to any such action shall constitute Additional Charges and shall be payable by Lessee to Lessor in accordance with Section 2.3.

         (b)  Except  for  the use of any  insurance  proceeds  (to  the  extent required  by  Sections  13.1 and 13.2) and any Award (to the extent  required by
Section 14.3) Lessor shall not under any circumstances be required to build or rebuild any improvements on the Leased Property, or to make any repairs, replacements, alterations, restorations, or renewals of any nature or description to the Leased Property, whether ordinary or extraordinary, structural or nonstructural, foreseen or unforeseen, or to make any expenditure whatsoever with respect thereto in connection with this Lease, or to maintain the Leased Property in any way.

         (c) Nothing contained in this Lease and no action or inaction by Lessor shall be construed as constituting the consent or request of Lessor, expressed or implied, to any contractor, subcontractor, laborer, materialman or vendor to or for the performance of any particular labor or services or the furnishing of any particular materials or other property for the construction, alteration, addition, repair or demolition of or to the Leased Property or any part thereof.

         (d) Unless Lessor shall convey any of the Leased Property to Lessee pursuant to the provisions of this Lease, Lessee will, upon the expiration or prior termination of this Lease, vacate and surrender the Leased Property to Lessor in the condition in which the Leased Property was originally received from Lessor, except for ordinary wear and tear (subject to the obligation of Lessee to maintain the Property in good order and repair during the entire
Term), damage caused by the gross negligence or willful acts of Lessor, and damage or destruction described in Article XIII or resulting from a Taking described in Article XIV which Lessee is not required by the terms of this Lease to repair or restore, and except as repaired, rebuilt, restored, altered or added to as permitted or required by the provisions of this Lease.

VIII.2 Encroachments; Restrictions. If any of the Improvements shall, at any time, encroach upon any property, street or right-of-way adjacent to the Leased Property, or shall violate the agreements or conditions contained in any applicable Legal Requirement, lawful restrictive covenant or other agreement affecting the Leased Property, or any part thereof, or shall impair the rights of others under any easement or right-of-way to which the Leased Property is subject, then promptly upon the request of Lessor, Lessee shall at its expense, subject to its right to contest the existence of any such encroachment, violation or impairment, (a) obtain valid and effective waivers or settlements of all claims, liabilities and damages resulting from each such encroachment, violation or impairment, whether the same shall affect Lessor or Lessee, or (b) make such changes in the Improvements, and take such other actions, as Lessor in the good faith exercise of its judgment deems reasonably practicable, to remove such encroachment, or to end such violation or impairment, including, if necessary, the alteration of any of the Leased

Improvements, and in any event take all such actions as may be necessary in order to be able to continue the operation of the Facility for the Primary Intended Use substantially in the manner and to the extent the Facility was operated prior to the assertion of such violation or encroachment. Any such alteration shall be made in conformity with the applicable requirements of
Article IX. Lessee's obligations under this Section 8.2 shall be in addition to and shall in no way discharge or diminish any obligation of any insurer under any policy of title or other insurance and Lessee shall be entitled to a credit for any sums recovered by Lessor under any such policy of title or other insurance.

VIII.3 Inspections. From time to time during the Term, Lessor and its agents shall have the right, subject to any rights of confidentiality of Tenants, to inspect the Leased Property and all systems contained therein at any reasonable time and upon two days advance notice to Lessee to determine Lessee's compliance with its obligations under this Lease, including those obligations set forth in
Article VII and this Article VIII. Lessee shall be responsible for the costs of such inspections, which costs shall not exceed the sum of $2,000.00 per year for each year of the Term for an independent, third party inspection of the Facility.

                                   ARTICLE IX
                                CAPITAL ADDITIONS

IX.1     Construction of Capital Additions to the Leased Property.

         (a) If no Event of Default shall have occurred and be continuing, Lessee shall have the right, upon and subject to the terms and conditions set forth below, to construct or install Capital Additions on the Leased Property with the prior written consent of Lessor which consent shall not be unreasonably withheld; provided that Lessee shall not be permitted to create any Encumbrance on the Leased Property in connection with such Capital Addition without first complying with Section 9.1(b) hereof. Prior to commencing construction of any Capital Addition, Lessee shall submit to Lessor in writing a proposal setting forth in reasonable detail any proposed Capital Addition and shall provide to Lessor such plans and specifications, permits, licenses, contracts and other information concerning the proposed Capital Addition as Lessor may reasonably request. Without limiting the generality of the foregoing, such proposal shall indicate the approximate projected cost of constructing such Capital Addition and the use or uses to which it will be put.

         (b) Prior to commencing construction of any Capital Addition, Lessee shall first request Lessor to provide funds to pay for such Capital Addition in accordance with the provisions of Section 9.3. If Lessor declines or is unable to provide such financing on terms acceptable to Lessee and Lessee rejects Lessor's offer of financing, Lessee may arrange or provide other financing, subject to the provisions of Section 9.2. Lessor will reasonably cooperate with Lessee regarding the grant of any consents or easements or the like necessary or appropriate in connection with any Capital Addition; provided that no Capital Addition shall be made which would tie in or connect any Leased Improvements on the Leased Property with any other improvements on property adjacent to the Leased Property (and not part of the Land covered by this Lease) including tie-ins of buildings or other structures or utilities, unless Lessee shall have obtained the prior written approval of Lessor, which approval shall not be unreasonably withheld. All proposed Capital Additions shall be architecturally integrated into and consistent with the Leased Property.

IX.2 Capital Additions Financed by Lessee. If Lessee finances or arranges to finance any Capital Addition with a party other than Lessor or if Lessee pays cash for any Capital Addition, this Lease shall be and hereby is amended to provide as follows:

         (a) There shall be no adjustment in the Minimum Rent by reason of any such Capital Addition.

         (b) Upon the expiration or earlier termination of this Lease, Lessor shall compensate Lessee for all Capital Additions paid for or financed by Lessee in any of the following ways:

               (i) By purchasing all Capital Additions paid for by Lessee from Lessee for cash in the amount of the Fair Market Added Value at the time of purchase by Lessor of all such Capital Additions paid for or financed by Lessee; or

               (ii) Such other arrangement regarding such compensation as shall be mutually acceptable to Lessor and Lessee.

Any amount owed by Lessee to Lessor under this Lease at such termination or expiration may be deducted from any compensation for Capital Additions payable by Lessor to Lessee under this Section 9.2.

IX.3     Capital Additions Financed by Lessor.

         (a) Lessee shall request that Lessor provide or arrange financing for a Capital Addition by providing to Lessor such information about the Capital Addition as Lessor may reasonably request (a "Request"), including all information referred to in Section 9.1 above. Lessor may, but shall be under no obligation to provide or obtain the funds necessary to meet the Request. Within 30 days of receipt of a Request, Lessor shall notify Lessee as to whether it will finance the proposed Capital Addition and, if so, the terms and conditions upon which it would do so, including the terms of any amendment to this Lease. In no event (i) shall the portion of the projected Capital Addition Cost comprised of land (if any), materials, labor charges and fixtures be less than 100% of the total amount of such cost, or (ii) shall Lessee or any of its Affiliates be entitled to any commission or development fee, directly or indirectly, as a portion of the Capital Addition Cost. Any Capital Addition not financed by Lessor must still be approved in writing by Lessor pursuant to the terms of Section 9.1 hereof, which consent will not be unreasonably withheld. Lessee may withdraw its Request by notice to Lessor at any time before or after receipt of Lessor's terms and conditions.

         (b) If Lessor agrees to finance the proposed Capital Addition, Lessor's obligation to advance any funds shall be subject to receipt of all of the following, in form and substance reasonably satisfactory to Lessor:

                  (i)      such loan documentation as may be required by Lessor;

                  (ii) any information, certificates, licenses, permits or documents requested by Lessor, or by any lender with whom Lessor has agreed or may agree to provide financing, which are necessary or appropriate to confirm that Lessee will be able to use the Capital Addition upon completion thereof in accordance with the Primary Intended Use, including all required federal, state or local government licenses and approvals;

                  (iii) an Officer's Certificate and, if requested, a certificate from Lessee's architect, setting forth in detail reasonably satisfactory to Lessor the projected (or actual, if available) cost of the proposed Capital Addition;

                  (iv) an amendment to this Lease, duly executed and acknowledged, in form and substance satisfactory to Lessor and Lessee (the "Lease Amendment"), containing such provisions as may be necessary or appropriate due to the Capital Addition, including any appropriate changes in the legal description of the Land and the Rent, all such changes to be mutually agreed upon by Lessor and Lessee;

                  (v) if appropriate, a deed conveying title to Lessor to any land and
         improvements   or  other    rights  acquired    for  the    purpose  of
         constructing the Capital Addition, free and clear of any liens or encumbrances except those approved in writing by Lessor and, both prior to and following completion of the Capital Addition, an as-built survey thereof reasonably satisfactory to Lessor;

                  (vi) if appropriate, endorsements to any outstanding policy of title insurance covering the Leased Property or a supplemental policy of title insurance covering the Leased Property reasonably satisfactory in form and substance to Lessor (A) updating the same without any additional exceptions, except as may be permitted by Lessor; and (B) increasing the coverage thereof by an amount equal to the Fair Market Value of the Capital Addition (except to the extent covered by the owner's policy of title insurance referred to in subparagraph (vii) below);

                  (vii) if required by Lessor, (A) an owner's policy of title insurance insuring fee simple title to any land conveyed to Lessor pursuant to subparagraph (v), free and clear of all liens and encumbrances except those approved by Lessor and (B) a lender's policy of title insurance satisfactory in form and substance to Lessor and the Lending Institution advancing any portion of the Capital Addition Cost;

                  (viii) if required by Lessor upon completion of the Capital Addition, an M.A.I appraisal of the Leased Property; and

                  (ix) such other certificates (including endorsements increasing the insurance coverage, if any, at the time required by
         Section 12.1), documents, customary opinions of Lessee's counsel, appraisals, surveys, certified copies of duly adopted resolutions of the Board of Directors of Lessee authorizing the execution and delivery of the Lease Amendment and any other instruments or documents as may be reasonably required by Lessor.

         (c) Upon making a Request to finance a Capital Addition, whether or not such financing is actually consummated, Lessee shall pay the reasonable costs and expenses of Lessor and any Lending Institution which has committed to finance such Capital Addition paid or incurred in connection with the financing of the Capital Addition, including (i) the fees and expenses of their respective counsel, (ii) the amount of any recording or transfer taxes and fees, (iii) documentary stamp taxes, if any, (iv) title insurance charges, (v) appraisal fees, if any, and (vi) commitment fees, if any.

IX.4 Remodeling and Non-Capital Additions. Lessee shall have the right and the obligation to make additions, modifications or improvements to the Leased Property which are not Capital Additions, including tenant improvements made in connection with the Tenant Leases, from time to time as may reasonably be necessary for its uses and purposes and to permit Lessee to comply fully with its obligations set forth in this Lease; provided that such action will be undertaken expeditiously, in a workmanlike manner and will not significantly alter the character or purpose or detract from the value or operating efficiency of the Leased Property and will not significantly impair the revenue producing capability of the Leased Property or adversely affect the ability of Lessee to comply with the provisions of this Lease. Title to all non-Capital Additions, modifications and improvements shall, without payment by Lessor at any time, be included under the terms of this Lease and, upon expiration or earlier termination of this Lease, shall pass to and become the property of Lessor.

IX.5 Salvage. All materials which are scrapped or removed in connection with the making of either Capital Additions permitted by Section 9.1 or repairs required by Article VIII shall be or become the property of Lessor; provided that Lessor may require Lessee to dispose of such materials and remit the net proceeds thereof to Lessor within 15 days of such disposal.

                                    ARTICLE X
                                      LIENS

         Subject to the provisions of Article XI relating to permitted contests, Lessee will not directly or indirectly create or suffer to exist and will promptly discharge at its expense any lien, encumbrance, attachment, title retention agreement or claim upon the Leased Property or any attachment, levy, claim or encumbrance in respect of the Rent, not including, however, (a) this Lease, (b) the matters, if any, set forth in Exhibit B attached hereto, (c) restrictions, liens and other encumbrances which are consented to in writing by Lessor, or any easements granted pursuant to the provisions of Section 6.4 of this Lease, (d) liens for those taxes of Lessor which Lessee is not required to pay hereunder, (e) subleases permitted by Article XXIII, (f) liens for Impositions or for sums resulting from noncompliance with Legal Requirements so long as (1) the same are not yet payable or are payable without the addition of any fine or penalty or (2) such liens are in the process of being contested in accordance with the provisions of Article XI, (g) liens of mechanics, laborers, materialmen, suppliers or vendors for sums either disputed or not yet due, provided that (1) the payment of such sums shall not be postponed for more than 60 days after the completion of the action (including any appeal from any judgment rendered therein) giving rise to such lien and such reserve or other appropriate provisions as shall be required by law or generally accepted accounting principles shall have been made therefor or (2) any such liens are in the process of being contested in accordance with the provisions of Article XI, and (h) any Encumbrance placed on the Leased Property by Lessor.

                                   ARTICLE XI
                               PERMITTED CONTESTS

         Lessee, after ten days' prior written notice to Lessor, on its own or on Lessor's behalf (or in Lessor's name), but at Lessee's expense, may contest, by appropriate legal proceedings conducted in good faith and with due diligence, the amount, validity or application, in whole or in part, of any Imposition, Legal Requirement, Insurance Requirement, lien, attachment, levy, encumbrance, charge or claim (collectively "Charge") not otherwise permitted by Article X, which is required to be paid or discharged by Lessee or any Tenant; provided that (a) in the case of an unpaid Charge, the commencement and continuation of such proceedings, or the posting of a bond or certificate of deposit as may be permitted by applicable law, shall suspend the collection thereof from Lessor and from the Leased Property; (b) neither the Leased Property nor any Rent therefrom nor any part thereof or interest therein would be in any immediate danger of being sold, forfeited, attached or lost; (c) Lessor would not be in any immediate danger of civil or criminal liability for failure to comply therewith pending the outcome of such proceedings; (d) in the event that any such contest shall involve a sum of money or potential loss in excess of $50,000.00, then Lessee shall deliver to Lessor and its counsel an Officer's Certificate as to the matters set forth in clauses (a), (b) and (c) and such opinions of legal counsel as Lessor may reasonably request; (e) in the case of an Insurance Requirement, the coverage required by Article XII shall be maintained; and (f) if such contest be finally resolved against Lessor or
Lessee, Lessee shall, as Additional Charges due hereunder, promptly pay the amount required to be paid, together with all interest and penalties accrued thereon, or otherwise comply with the applicable Charge; provided further that nothing contained herein shall be construed to permit Lessee to contest the payment of the Rent, or any other sums payable by Lessee to Lessor hereunder. Lessor, at Lessee's expense, shall execute and deliver to Lessee such authorizations and other documents as may reasonably be required in any such contest and, if reasonably requested by Lessee or if Lessor so desires and then at its own expense, Lessor shall join as a party therein. Lessor shall do all things reasonably requested by Lessee in connection with such action. Lessee shall indemnify and save Lessor harmless against any liability, cost or expense of any kind that may be imposed upon Lessor in connection with any such contest and any loss resulting therefrom.

                                   ARTICLE XII
                                    INSURANCE

XII.1 General Insurance Requirements. During the Term of this Lease, Lessee shall at all times keep the Leased Property, and all property located in or on the Leased Property insured with the kinds and amounts of insurance described below and written by companies reasonably acceptable to Lessor authorized to do insurance business in the state in which the Leased Property is located. The policies must name Lessor as an additional insured and losses shall be payable to Lessor and/or Lessee as provided in Article XIII. In addition, the policies shall name as an additional insured the holder ("Facility Mortgagee") of any mortgage, deed of trust or other security agreement securing any Encumbrance placed on the Leased Property or any part thereof in accordance with the provisions of Article XXXII ("Facility Mortgage"), if any, by way of a standard form of mortgagee's loss payable endorsement. Any loss adjustment in excess of $100,000.00 shall require the written consent of Lessor and each affected Facility Mortgagee. Evidence of insurance shall be deposited with Lessor and, if requested, with any Facility Mortgagee(s). If any provision of any Facility Mortgage which constitutes a first lien on the Leased Property requires deposits of insurance to be made with such Facility Mortgagee, Lessee shall pay to Lessor monthly the amounts required and Lessor shall transfer such amounts to such Facility Mortgagee. The policies on the Leased Property, including the Leased Improvements, the Fixtures and the Personal Property, shall insure against the following risks:

         (a) Loss or damage by fire, vandalism and malicious mischief, extended coverage perils commonly known as "All Risk" and all physical loss perils, including sprinkler leakage and business interruption, in an amount not less than the then Full Replacement Cost thereof (as defined below in Section 12.2) after deductible with a replacement cost endorsement sufficient to prevent Lessee from becoming a co-insurer together with an agreed value endorsement;

         (b) Loss or damage by explosion of steam boilers, pressure vessels or similar apparatus now or hereafter installed in the Facility, in such limits with respect to any one accident as may be reasonably requested by Lessor from time to time;

         (c) Loss or damage by hurricane and earthquake in the amount of the Full Replacement Cost, after deductible;

         (d) Loss of rental under a business interruption insurance policy covering risk of loss during the first 12 months of reconstruction necessitated by the occurrence of any of the hazards described in Sections 12.1(a), 12.1(b) or 12.1 (c), in an amount sufficient to prevent Lessee from becoming a co-insurer; provided that in the event that Lessee shall not be in default hereunder and Lessor shall receive any proceeds from such rental insurance which, when added to rental amounts received with respect to the applicable time period, exceed the amount of rental owed by Lessee hereunder, Lessor shall immediately pay such excess to Lessee;

         (e) Claims for personal injury or property damage under a policy of comprehensive general public liability insurance including insurance against assumed or contractual liability including indemnities under this Lease, with amounts not less than $1,000,000.00 per occurrence in respect of bodily injury and death, $5,000,000.00 in the aggregate and $1,000,000.00 for property damage; provided that if it becomes customary for tenants occupying similar buildings in the same City where the Leased Property is located to be required to provide liability coverage with higher limits than the foregoing, then Lessee shall provide Lessor with an insurance policy with coverage limits that are not less than such customary limits; and

         (f) Flood (when the Leased Property is located in whole or in part within a designated flood plain area) and such other hazards and in such amounts as may be customary for comparable properties in the area and if available from insurance companies authorized to do business in the state in which the Leased Property is located.

XII.2 Replacement Cost. The term "Full Replacement Cost" as used herein shall mean the actual replacement cost of the Facility from time to time, including increased cost of construction endorsement, less exclusions provided in the normal fire insurance policy. In the event Lessor or Lessee believes that the Full Replacement Cost has increased or decreased at any time during the Term, it shall have the right at its own expense to have such Full Replacement Cost redetermined by an impartial insurance company reasonably acceptable to both parties, hereinafter referred to as the "impartial appraiser"; provided that such redetermination shall not occur more often than once every three years. The party desiring to have the Full Replacement Cost so redetermined shall forthwith, on receipt of such determination by the impartial appraiser, give written notice thereof to the other party hereto. The determination of such impartial appraiser shall be final and binding on the parties hereto, and Lessee shall forthwith increase, or may decrease, the amount of the insurance carried pursuant to this Article to the amount so determined by the impartial appraiser.

XII.3 Additional Insurance. In addition to the insurance described above, Lessee shall maintain such additional insurance as may be reasonably required from time to time by any Facility Mortgagee which is consistent with insurance coverage for similar properties in the city, county and state where the Leased Property is located, or required pursuant to any applicable Legal Requirement, and shall at all times maintain or cause to be maintained adequate worker's compensation insurance coverage for all persons employed by Lessee on the Leased Property, in accordance with all applicable Legal Requirements.

XII.4 Waiver of Subrogation. All insurance policies (other than liability and worker's compensation insurance) carried by either party covering the Leased Property, the Fixtures, the Facility and/or the Personal Property, including contents, fire and casualty insurance, shall expressly waive any right of subrogation on the part of the insurer against the other party. The parties hereto agree that their policies will include such a waiver clause or endorsement so long as the same is obtainable without extra cost, and in the event of such an extra charge the other party, at its election, may request and pay the same, but shall not be obligated to do so. Each party waives any claim it has against the other party to the extent such claim is covered by insurance.

XII.5 Form of Insurance. All of the policies of insurance referred to in this Section shall be written in form reasonably satisfactory to Lessor by insurance companies reasonably satisfactory to Lessor; provided that the deductibles for insurance required by Sections 12.1(a) through 12.1 (d) shall be no greater than $50,000.00 and the deductible for coverage required by Section 12.1(e) shall be no greater than $100,000.00. Lessee shall pay all premiums therefor, and deliver such policies or certificates thereof to Lessor prior to their effective date (and, with respect to any renewal policy, at least 30 days prior to the expiration of the existing policy). In the event of the failure of Lessee to effect such insurance in the names herein called for or to pay the premiums therefor, or to deliver such policies or certificates thereof to Lessor at the times required, Lessor shall be entitled, but shall have no obligation, to enact such insurance and pay the premiums therefor, which premiums shall be repayable by Lessee to Lessor upon written demand therefor, and failure to repay the same shall constitute an Event of Default within the meaning of Section 15.1(c). Each insurer mentioned in this Section shall agree, by endorsement on the policy or policies issued by it, or by independent instrument furnished to Lessor, that it will give to Lessor prior written notice before the policy or policies in question shall be altered, allowed to expire or canceled.

XII.6 Change in Limits. In the event that Lessor shall at any time reasonably and in good faith believe the limits of the personal injury, property damage or general public liability insurance then carried to be insufficient, the parties shall endeavor to agree on the proper and reasonable limits for such insurance to be carried and such insurance shall thereafter be carried with the limits thus agreed on until further change pursuant to the provisions of this Section. If the parties shall be unable to agree thereon, the proper and reasonable limits for such insurance shall be determined by an impartial third party selected by the parties the costs of which shall be divided equally between the parties. Such redeterminations, whether made by the parties or by arbitration, shall be made no more frequently than every year. Nothing herein shall permit the amount of insurance to be reduced below the amount or amounts reasonably required by any Facility Mortgagee.

XII.7 Blanket Policy. Notwithstanding anything to the contrary contained in this Section, Lessee's obligations to carry the insurance provided for herein may be brought within the coverage of a so-called blanket policy or policies of insurance carried and maintained by Lessee; provided that the coverage afforded Lessor will not be reduced or diminished or otherwise be different from that which would exist under separate policies meeting all other requirements of this Lease; provided further that the requirements of this Article XII are otherwise satisfied.

XII.8 No Separate Insurance. Without the prior written consent of Lessor, Lessee shall not, on Lessee's own initiative or pursuant to the request or requirement of any third party, take out separate insurance concurrent in form or contributing in the event of loss with that required in this Article XII to be furnished by, or which may reasonably be required by a Facility Mortgagee to be furnished by, Lessee, or increase the amounts of any then-existing insurance required under this Article XII by securing an additional policy or additional policies, unless all parties having an insurable interest in the subject matter of the insurance, including in all cases Lessor and all Facility Mortgagees, are included therein as additional insureds and the loss is payable under said insurance in the same manner as losses are required to be payable under this Lease. Lessee shall immediately notify Lessor of the taking out of any such separate insurance or of the increasing of any of the amounts of the then-existing insurance required under this Article XII by securing an additional policy or additional policies.

XII.9 Insurance for Contractors. If Lessee shall engage or cause to be engaged any contractor to perform work on the Leased Property, Lessee shall require such contractor to carry and maintain insurance coverage comparable to the foregoing requirements, at no expense to Lessor; provided that in cases where such coverage is excessive in relation to the work being done, Lessee may allow any such contractor to carry or maintain alternative coverage in reasonable amounts upon Lessor's prior written consent, which shall not be unreasonably withheld.

                                  ARTICLE XIII
                                FIRE AND CASUALTY

XIII.1 Insurance Proceeds. All proceeds payable by reason of any loss or damage to the Leased Property or any portion thereof, and insured under any policy of insurance required by Article XII of this Lease shall be paid to Lessor and held by Lessor in trust (subject to the provisions of Section 13.7) and shall be made available for reconstruction or repair, as the case may be, of any damage to or destruction of the Leased Property, or any portion thereof, and shall be paid out by Lessor from time to time for the reasonable cost of such reconstruction or repair in accordance with this Article XIII after Lessee has expended an amount equal to or exceeding the deductible under any applicable insurance policy. Any excess proceeds of insurance remaining after the completion of the restoration or reconstruction of the Leased Property shall be retained by Lessee free and clear upon completion of any such repair and restoration except as otherwise specifically provided below in this Article XIII; provided that in the event neither Lessor nor Lessee is required or elects to repair or restore the Leased Property, then all such insurance proceeds shall be retained by Lessor. All salvage resulting from any risk covered by insurance shall belong to Lessee, including any salvage relating to Capital Additions paid for by Lessee.

XIII.2  Reconstruction  in  the  Event  of  Damage  or  Destruction  Covered  by
Insurance.

         (a) Facility Rendered Unsuitable for Its Primary Intended Use. Except as provided in Section 13.7, if during the Term, the Facility is totally or partially destroyed from a risk covered by the insurance described in Article XII and the Facility thereby is rendered Unsuitable for its Primary Intended Use, such damage or destruction shall not terminate this Lease and all of Lessee's obligations with respect to payment of the Rent shall continue in full force and effect and shall not be affected thereby and Lessee shall either:

                  (i) apply all proceeds payable with respect thereto to restore the Facility to substantially the same condition as existed immediately prior to such damage or destruction, or

                  (ii) offer either (A) to acquire the Leased Property from Lessor for a purchase price equal to the Minimum Purchase Amount of the Leased Property immediately prior to such damage or destruction or (B) to substitute a new property or properties for the Leased Property pursuant to and in accordance with the provisions of Article XX (which offers Lessor may in its sole discretion refuse).

Lessee shall give written notice to Lessor within 60 days after the date of such damage or destruction whether Lessee chooses option (i) or option (ii), and if option (ii) is chosen, such notice shall be accompanied by the offer referred to therein. In the event Lessee fails to give such notice or does not make an offer under option (ii), Lessee shall promptly proceed to restore the Facility to substantially the same condition as existed immediately prior to the damage or destruction. If Lessor does not accept Lessee's offer to substitute for or purchase the Leased Property within 30 days after the date of such offer, Lessee's offer shall be deemed withdrawn on such 30th day and Lessee shall promptly proceed to restore the Facility to substantially the same condition as existed immediately prior to such damage for destruction.

         (b) Facility Not Rendered Unsuitable for Its Primary Intended Use. Except as provided in Section 13.7, if during the Term, the Facility is partially destroyed from a risk covered by the insurance described in Article XII, but the Facility is not thereby rendered Unsuitable for its Primary Intended Use, Lessee shall restore the Facility to substantially the same condition as existed immediately prior to the damage or destruction and such damage or destruction shall not terminate this Lease and all of Lessee's obligations hereunder, including Lessee's obligations with respect to the payment of the Rent, shall continue in full force and effect and shall not be affected thereby; provided that if Lessee cannot within a reasonable time obtain all necessary governmental approvals, including building permits, licenses, conditional use permits and any certificates of need, after diligent efforts to do so, in order to be able to perform all required repair and restoration work and to operate the Facility for its Primary Intended Use in substantially the same manner as immediately prior to such damage or destruction, then Lessee shall either:

                  (i) offer either (A) to acquire that Leased Property from Lessor for a purchase price equal to the Minimum Purchase Amount immediately prior to such damage or destruction, or (B) to substitute a new property or properties for the Leased Property pursuant to and in accordance with the provisions of Article XX (which offers Lessor in its sole discretion may refuse), or

                  (ii) after the fourth anniversary of the Commencement Date, offer to purchase the Leased Property from Lessor for a purchase price equal to the Minimum Purchase Amount of the Leased Property immediately prior to such damage or destruction.

Lessee shall give written notice to Lessor within 60 days after the date of such damage or destruction whether Lessee chooses option (i)(A) or option (i)(B), and if option (i)(B) or option (ii) is chosen, such notice shall be accompanied by the offer referred to therein. In the event Lessee fails to give such notice or does not make an offer under option (i) or option (ii), Lessee shall promptly proceed to restore the

Facility to substantially the same condition as existed immediately prior to the damage or destruction. If Lessor does not accept Lessee's offer to substitute for or purchase the Leased Property within 30 days after the date of such offer, Lessee's offer shall be deemed withdrawn on such 30th day and Lessee shall promptly proceed to restore the Facility to substantially the same condition as existed immediately prior to such damage for destruction.

XIII.3 Reconstruction in the Event of Damage or Destruction Not Covered by Insurance. Except as provided in Section 13.7, if during the Term the Facility is totally or materially destroyed from a risk (including earthquake) not covered by the insurance described in Article XII, whether or not such damage or destruction renders the Facility Unsuitable for Its Primary Intended Use, Lessee shall:

                  (i) restore the Facility to substantially the same condition it was in immediately prior to such damage or destruction and such damage or destruction shall not terminate this Lease, and all of Lessee's obligations hereunder, including Lessee's obligations with respect to the payment of the Rent, shall continue in full force and effect and not be affected thereby, or

                  (ii) offer either (A) to acquire the Leased Property from Lessor for a purchase price equal to the Minimum Purchase Amount immediately prior to such damage or destruction, or (B) to substitute a new property or properties for the Leased Property pursuant to and in accordance with the provisions of Article XX (which offers Lessor in its sole discretion may refuse); provided that if such damage or destruction is not material in the reasonable opinion of Lessor, Lessee shall restore the Facility to substantially the same condition as existed immediately prior to any such damage or destruction.

Lessee shall give written notice to Lessor within 60 days after the date of such damage or destruction whether Lessee chooses option (i) or option (ii), and if option (ii) is chosen such notice shall be accompanied by the offer referred to therein. If Lessor does not accept Lessee's offer to substitute for or purchase the Leased Property within 30 days after the date of such offer, Lessee's offer shall be deemed to be withdrawn on such 30th day. If such offer is so withdrawn, or if Lessee fails to purchase the Leased Property or to provide a Substitute Property in accordance with Article XX, then such damage and destruction shall be deemed to be a total Taking of such Facility under Section 14.2, and the provisions of said Section 14.2 shall apply to the rights of the parties and all insurance proceeds payable in connection with such damage or destruction shall be treated as if such proceeds constituted an "Award" under said Section 14.2.

XIII.4 Lessee's Property. Lessee shall use any insurance proceeds payable by reason of any loss of or damage to any of the Personal Property to restore such Personal Property to the Leased Property with items of substantially equivalent value to the items being replaced.

XIII.5 Restoration of Lessee's Property. If Lessee is required or elects to restore the Facility as provided in Sections 13.2 or 13.3, Lessee shall also restore the Personal Property related thereto as required by Section 13.4 and all Capital Additions paid for or financed by Lessor. Insurance proceeds payable by reason of damage to Capital Additions paid for or financed by Lessor shall be paid to Lessor and Lessor shall hold such insurance proceeds in trust to pay the cost of repairing or replacing such Capital Additions in the event Lessee does not purchase or substitute other property or properties for the Leased Property. All other insurance proceeds shall be paid to Lessee to pay the cost of replacing or restoring any Capital Additions paid for or financed by Lessee.

XIII.6 No Abatement of the Rent. This Lease shall remain in full force and effect and Lessee's obligation to make rental payments and to pay all other charges required by this Lease shall remain unabated during any period required for repair and restoration.

XIII.7 Damage Near End of Term. Notwithstanding any provisions of Sections 13.2 or 13.3 to the contrary, if damage to or destruction of the Facility occurs during the last 12 months of the Term, and if such damage or destruction cannot be fully repaired and restored within the lesser of (i) six months or (ii) the period remaining in the Term immediately following the date of loss, then either party shall have the right to terminate this Lease by giving notice of termination to the other within 30 days after the date of such damage or destruction, in which event Lessor shall be entitled to retain the insurance proceeds and Lessee shall pay to Lessor on demand the amount of any deductible or uninsured loss arising in connection therewith; provided that any such notice given by Lessor shall be void and of no force and effect if Lessee exercises an available option to extend the Term for one Extended Term, or one additional Extended Term, as the case may be, within 30 days following receipt of such termination notice.

XIII.8 Purchase or Substitution. In the event Lessor accepts any offer by Lessee to purchase the Leased Property or to substitute a property or properties for the Leased Property, this Lease shall terminate upon payment of the purchase price and execution and delivery of all documentation in accordance with Article XVII, or execution and delivery of all documents required in connection with a Substitute Property under Article XX. Lessor shall remit to Lessee, or in the case of a purchase allow Lessee a credit toward the purchase price, an amount equal to all insurance proceeds being held in trust by Lessor.

XIII.9 Waiver. Lessee hereby knowingly and expressly waives any statutory or common law rights of termination which may arise by reason of any damage or destruction of the Facility.

                                   ARTICLE XIV
                                  CONDEMNATION

XIV.1 Parties' Rights and Obligations. If during the Term there is any Taking of all or any part of the Leased Property or any interest in this Lease by Condemnation, the rights and obligations of the parties shall be determined by this Article XIV.

XIV.2 Total Taking. If there is a Taking of all of the Leased Property by Condemnation, this Lease shall terminate on the Date of Taking, and the Minimum Rent and all Additional Charges paid or payable hereunder shall be apportioned and paid to the Date of Taking.

XIV.3 Partial Taking. If there is a Taking of a portion of the Leased Property by Condemnation such that the Facility is not thereby rendered Unsuitable for Its Primary Intended Use, this Lease shall not terminate and all of Lessee's obligations hereunder, including Lessee's obligations with respect to the payment of the Rent, shall continue in full force and effect and shall not be affected thereby. If, however, the Facility is thereby rendered Unsuitable for Its Primary Intended Use, Lessee shall either:

                  (i) at Lessee's expense, restore the Facility, to the extent possible, to substantially the same condition as existed immediately prior to the partial Taking, in which case the proceeds of any Award shall be applied to such restoration to the extent necessary or appropriate, or

                  (ii) offer either (A) to acquire the Leased Property from Lessor for a purchase price equal to the Minimum Purchase Amount of the Leased Property immediately prior to such partial Taking, or (B) to substitute a new property or properties for the Leased Property pursuant to and in accordance with the provisions of Article XX (which offers Lessor may in its sole discretion refuse), or

                  (iii) terminate this Lease effective upon the effective date of such Taking.

Lessee will give written notice to Lessor within 60 days after Lessee receives notice of the Taking whether Lessee chooses option (i), option (ii)(A) or option
(ii)(B) or option (iii), and if option (ii)(B) is chosen, such notice shall be accompanied by the offer referred to therein. In the event Lessor does not accept Lessee's offer to so purchase the Leased Property within 30 days after receipt of the notice described in the preceding sentence, Lessee may either (a) withdraw its offer to purchase the Leased Property and proceed to restore the Facility, to the extent possible, to substantially the same condition as existed immediately prior to the partial Taking, or (b) terminate the offer and this Lease by written notice to Lessor.

XIV.4 Restoration. If there is a partial Taking of the Leased Property and this Lease remains in full force and effect pursuant to any provision of this Article XIV, Lessee shall accomplish all necessary restoration in order that the Leased Property may continue to be used for its Primary Intended Use.

XIV.5 Award Distribution. In the event Lessee purchases the Leased Property pursuant to Section 14.3 or Lessor accepts any offer by Lessee to purchase the Leased Property or to provide a Substitute Property therefor pursuant to this
Article XIV, then the entire Award shall belong to Lessee and Lessor agrees to assign to Lessee all of its rights thereto. Except as otherwise expressly provided in this Article XIV, in any other event the entire Award shall belong to and be paid to Lessor; provided that if this Lease is terminated in accordance with Section 14.2(b) or 14.3(a), and subject to the rights of any Facility Mortgagees, Lessee shall be entitled to receive from the Award any sum attributable to any Capital Additions for which Lessee would be entitled to reimbursement at the end of the Term pursuant to the provisions of Section 9.2(b), but only if and to the extent such Award expressly includes such items and allocates a value thereto. If Lessee is required or elects to restore the Facility, Lessor agrees that, subject to the rights of the Facility Mortgagees, its portion of the Award shall be used for such restoration and it shall hold such portion of the Award in trust, for application to the costs of the restoration.

XIV.6 Temporary Taking. The Taking of the Leased Property, or any part thereof, by military or other public authority shall constitute a Taking by Condemnation only when the use and occupancy by the Taking authority has continued for longer than six months. During any such six-month period all the provisions of this Lease shall remain in full force and effect and the Rent shall not be abated or reduced during such period of Taking; provided that to the extent any compensation is paid by the Taking authority as a result of such temporary Taking, Lessee will retain such compensation.

XIV.7 Purchase or Substitution. In the event Lessor accepts any offer by Lessee to purchase the Leased Property or to substitute a property or properties for the Leased Property, this Lease shall terminate upon payment of the purchase price and execution and delivery of all appropriate documentation in accordance with Article XVII, or execution and delivery of all documents required in connection with a Substitute Property under Article XX.

                                   ARTICLE XV
                                     DEFAULT

XV.1 Events of Default. The occurrence of any one or more of the following events shall constitute events of default (individually, an "Event of Default" and, collectively, "Events of Default") hereunder:

         (a) An event of default shall occur under any other lease (the "Related Leases") between Lessor or any of its Affiliates and Lessee or any of its Affiliates, which event of default is not cured within the applicable grace period set forth therein;

         (b) Lessee shall fail to make a payment of the Rent payable by Lessee under this Lease when the same becomes due and payable and such failure continues for a period of ten calendar days after written notice from Lessor to Lessee;

         (c) Lessee shall fail to observe or perform any other term, covenant or condition of this Lease or any document executed in connection herewith and such failure is not cured by Lessee within a period of 30 days after receipt by Lessee of notice thereof from Lessor, unless such failure cannot with due diligence be cured within a period of 30 days, in which case such failure shall not be deemed to continue if Lessee proceeds promptly and with due diligence to cure the failure and diligently completes the curing thereof (as soon as reasonably possible);

         (d)      Lessee shall:

                    (i) admit in writing its inability to pay its debts generally as they become due,

                    (ii) file a petition  in  bankruptcy  or a petition  to take advantage of any insolvency law,

                    (iii) make an assignment for the benefit of its creditors,

                    (iv) consent to the  appointment  of a receiver of itself or of the whole or any substantial part of its property,

                    (v) file a  petition  or answer  seeking  reorganization  or arrangement under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof;

         (e) Lessee shall default beyond any applicable grace period contained in one or more major credit facilities which by their terms would permit an outstanding balance equal to or greater than $10,000,000.00 in the aggregate and the same shall be accelerated by the lenders or other applicable parties; or

         (f) Lessee's corporate parent company, Guarantor, fails to maintain a Consolidated Tangible Net Worth of at least $50,000,000.00.

XV.2 Remedies. If an Event of Default shall have occurred, Lessor may, at its election, then or at any time thereafter, pursue any one or more of the following remedies, in addition to any remedies which may be permitted by law or by other provisions of this Lease, without further notice or demand, except as hereinafter provided:

         (a) Without any notice or demand whatsoever, Lessor may take any one or more actions permissible at law to ensure performance by Lessee of Lessee's covenants and obligations under this Lease. In this regard, it is agreed that if Lessee abandons or vacates the Leased Property, Lessor may enter upon and take possession of such Leased Property in order to protect it from deterioration and continue to demand from Lessee the monthly rentals and other charges provided in this Lease. Lessor shall use reasonable efforts to relet on commercially reasonable terms but shall have no absolute obligation to relet. If Lessor does, at its sole discretion, elect to relet the Leased Property, such action by Lessor shall not be deemed as an acceptance of Lessee's surrender of the Leased Property unless Lessor expressly notifies Lessee of such acceptance in writing, Lessee hereby acknowledging that Lessor shall otherwise be reletting as Lessee's agent. It is further agreed in this regard that in the event of any Event of Default described in this Article XV, Lessor shall have the right to enter upon the Leased Property and do whatever Lessee is obligated to do under the terms of this Lease. Lessee agrees to reimburse Lessor on demand for any reasonable expenses which Lessor may incur in thus effecting compliance with Lessee's obligations under this Lease, and further agrees that Lessor shall not be liable for any damages resulting to Lessee from such action, except as may result from Lessor's gross negligence or willful misconduct.

         (b) Lessor may terminate this Lease by written notice to Lessee, in which event Lessee shall immediately surrender the Leased Property to Lessor, and if Lessee fails to do so, Lessor may, without prejudice to any other remedy which Lessor may have for possession or arrearage in rent (including any interest which may have accrued pursuant to Section 2.3 of this Lease or otherwise), to the extent permitted by applicable law enter upon and take possession of the Leased Property and expel or remove Lessee and any other person who may be occupying said premises or any part thereof other than Tenants pursuant to Tenant Leases. In addition, Lessee agrees to pay to Lessor on demand the amount of all loss and damage which Lessor may suffer by reason of any termination effected pursuant to this subsection (b), said loss and damage to be determined, at Lessor's option, by either of the following alternative measures of damages:

                  (i) Although Lessor shall be under no absolute obligation to attempt and shall be obligated only to use reasonable efforts, to relet the Leased Property, until the Leased Property is relet Lessee shall pay to Lessor on or before the first day of each calendar month the monthly rentals and other charges provided in this Lease. After the Leased Property has been relet by Lessor, Lessee shall pay to Lessor on the 10th day of each calendar month the difference between the monthly rentals and other charges provided in this Lease for the preceding calendar month and that actually collected by Lessor for such month. If it is necessary for Lessor to bring suit in order to collect any deficiency, Lessor shall have a right to allow such deficiencies to accumulate and to bring an action on several or all of the accrued deficiencies at one time. Any such suit shall not prejudice in any way the right of Lessor to bring a similar action for any subsequent deficiency or deficiencies. Any amount collected by Lessor from subsequent tenants for any calendar month in excess of the monthly rentals and other charges provided in this Lease shall be credited to Lessee in reduction of Lessee's liability for any calendar month for which the amount collected by Lessor will be less than the monthly rentals and other charges provided in this Lease, but Lessee shall have no right to such excess other than the above described credit; or

                  (ii) When Lessor desires, Lessor may demand a final settlement not to exceed the Minimum Purchase Amount at the time of such final settlement. Upon demand for a final settlement, Lessor shall have a right to, and Lessee hereby agrees to pay, the difference between the total of all monthly rentals and other charges provided in this Lease for the remainder of the Term and the reasonable rental value of the Leased Property for such period (including a reasonable time to relet the Leased Property), as determined pursuant to the provisions of
         Article XXVIII hereof, such difference to be discounted to present value at a rate equal to the Treasury Yield then in effect with maturity periods substantially equivalent to the balance of the Initial Term or any Extended Term exercised by Lessee pursuant to the terms of
         Article XXXIV.

         The rights and remedies of Lessor hereunder are cumulative, and pursuit of any of the above remedies shall not preclude pursuit of any other remedies prescribed in other sections of this Lease and any other remedies provided by law or equity. Forbearance by Lessor to enforce one or more of the remedies herein provided upon an Event of Default shall not be deemed or construed to constitute a waiver of such Event of Default. Exercise by Lessor of any one or more remedies shall not constitute an acceptance of surrender of the Leased Property by Lessee, it being understood that such surrender can be effected only by the prior written agreement of Lessor and Lessee.

XV.3 Additional Expenses. In addition to payments required pursuant to subsections (a) and (b) of Section 15.2 above, Lessee shall compensate Lessor for all reasonable expenses incurred by Lessor in repossessing the Leased Property (including any increase in insurance premiums caused by the vacancy of the Leased Property), all reasonable expenses incurred by Lessor in reletting (including repairs, remodeling, replacements, advertisements and brokerage fees), all reasonable concessions granted to a new tenant upon reletting (including renewal options previously granted by Lessee), all fees and expenses incurred by Lessor as a direct or indirect result of any appropriate action by a Facility Mortgagee, any expenses of Lessor incurred for the installation of separate lines or meters for any public utilities not previously metered separately from adjacent property of Lessee.

XV.4 Application of Funds. All payments otherwise payable to Lessee which are received by Lessor under any of the provisions of this Lease during the existence or continuance of any Event of Default shall be applied to Lessee's obligations in the order which Lessor may reasonably determine or as may be prescribed by the laws of the state in which the Facility is located.

                                   ARTICLE XVI
                             LESSOR'S RIGHT TO CURE

         If Lessee, without the prior written consent of Lessor, shall fail to make any payment, or to perform any act required to be made or performed under this Lease and to cure the same within the relevant time periods provided in
Section 15.1, Lessor, without waiving or releasing any obligation or Event of Default, may (but shall be under no obligation to) make such payment or perform such act for the account and at the expense of Lessee, and may, to the extent permitted by law, enter upon the Leased Property for such purpose and take all such action thereon as, in Lessor's opinion, may be necessary or appropriate therefor. No such entry shall be deemed an eviction of Lessee. All sums so paid by Lessor, together with a late charge thereon (to the extent permitted by law) at the Overdue Rate from the date on which such sums or expenses are paid or incurred by Lessor, and all costs and expenses (including reasonable attorneys' fees and expenses, in each case, to the extent permitted by law) so incurred shall be paid by Lessee to Lessor on demand. The obligations of Lessee and rights of Lessor contained in this Article shall survive the expiration or earlier termination of this Lease.

                                  ARTICLE XVII
                         PURCHASE OF THE LEASED PROPERTY

         In the event Lessee purchases the Leased Property from Lessor pursuant to any of the terms of this Lease, Lessor shall, upon receipt from Lessee of the applicable purchase price (after credit for the balance of the Capital
Replacement Account), together with full payment of any unpaid Rent due and payable with respect to any period ending on or before the date of the purchase and any other amounts owing to Lessor hereunder, deliver to Lessee an appropriate special warranty deed (in substantially the same form used to convey the Leased Property to Lessor) and any other documents reasonably requested by Lessee to convey the interest of Lessor in and to the Leased Property to Lessee, and such other standard documents usually and customarily prepared in connection with such transfers, free and clear of all encumbrances other than (a) those that Lessee has agreed hereunder to pay or discharge, (b) those mortgage liens, if any, which Lessee has agreed in writing to accept and to take title subject to, (c) any other Encumbrances permitted to be imposed on the Leased Property under the provisions of Article XXXII which are assumable at no cost to Lessee, and (d) any matters affecting the Leased Property on or as of the Commencement Date. The difference between the applicable purchase price and the total of the encumbrances assigned or taken subject to shall be paid in cash to Lessor, or as Lessor may direct, in federal or other immediately available funds except as otherwise mutually agreed by Lessor and Lessee. The closing of any such sale shall be contingent upon and subject to Lessee obtaining all required governmental consents and approvals for such transfer. If such sale shall fail to be consummated by reason of the inability of Lessee to obtain all such approvals and consents, any options to extend the Term which otherwise would have expired during the period from the date when Lessee elected or became obligated to purchase the Leased Property until Lessee's inability to obtain the approvals and consents is confirmed shall be deemed to remain in effect for 30 days after the end of such period. The closing with respect to any such sale shall be appropriately timed to accommodate the determination of the Minimum Purchase Amount in accordance with Article XXVIII. All expenses of such conveyance, including the cost of title examination or standard coverage title insurance, reasonable attorneys' fees incurred by Lessor in connection with such conveyance, transfer taxes and recording fees shall be paid by Lessee. Additionally, any sale to Lessee shall be subject to delivery of an opinion of Lessor's counsel confirming that (i) the sale will not result in ordinary recapture income to Lessor pursuant to Code Section 1245 or 1250 or any other Code provision, (ii) the sale will result in income, if any, to Lessor of a type described in Code Section 856(c)(2) or 856(c)(3) and will not result in income of the types described in Code Section 856(c)(4) or result in the tax imposed under Code Section 857(b)(6), and (iii) the sale, together with all other substitutions and sales made or requested by Lessee pursuant to any other leases with Lessor of properties hereto or any other transfers of the Leased Property or the properties leased under other such operating leases, during the relevant time period, will not jeopardize the qualification of Lessor as a real estate investment trust under Code Sections 856-860.

                                  ARTICLE XVIII
                                  HOLDING OVER

         If Lessee shall for any reason remain in possession of the Leased Property after the expiration of the Term or any earlier termination of the Term hereof, such possession shall be as a tenancy at will during which time Lessee shall pay as rental each month an amount equal to the sum of (a) 150% of the aggregate of 1/12 of the aggregate Minimum Rent payable with respect to the last complete year prior to the expiration of the Term, plus (b) all Additional Charges accruing during such month, plus (c) all other sums, if any, payable pursuant to the provisions of this Lease with respect to the Leased Property. During such period of tenancy, Lessee and Lessor shall be obligated to perform and observe all of the terms, covenants and conditions of this Lease and to continue its occupancy and use of the Leased Property. Nothing contained herein shall constitute the consent, express or implied, of Lessor to the holding over of Lessee after the expiration or earlier termination of this Lease.

                                   ARTICLE XIX
                                   ABANDONMENT

XIX.1 Discontinuance of Operations on the Leased Property; Offer of Substitution. If Lessee has discontinued use of the Leased Property for its Primary Intended Use for 90 consecutive days without Lessor's prior written consent for alterations or remodeling pursuant to Article IX, repairs or restoration pursuant to Article XIII or Article XIV or otherwise, then provided Lessor has not terminated this Lease pursuant to Section 15.2, Lessee may offer to substitute a new property or properties for the Leased Property pursuant to and in accordance with the provisions of Article XX (which offers Lessor may in its sole discretion refuse).

XIX.2 Obsolescence of the Leased Property; Offer to Purchase. If the Leased Property becomes Unsuitable for its Primary Intended Use, all as set forth in an Officer's Certificate delivered to Lessor. Lessee may on or after the fifteenth anniversary of the Commencement Date (provided this Lease is still in effect), purchase the Leased Property for the Minimum Purchase Amount on the first Payment Date occurring not less than 120 days after the date of such Officer's Certificate.

XIX.3 Conveyance of Leased Property. In the event Lessee elects to purchase the Leased Property pursuant to Section 19.2, then on the first Payment Date occurring not less than 120 days after the date of the Officer's Certificate referred to in Section 19.2, Lessor shall, upon receipt from Lessee of the Minimum Purchase Amount as of the date of such purchase and all Rent and or other sums then due and payable under this Lease (excluding any installment of Minimum Rent due on such Payment Date), convey the Leased Property to Lessee on such date in accordance with the provisions of Article XVII and this Lease shall thereupon terminate as to the Leased Property.

XIX.4 Option to Purchase. In return for the payment by Lessee to Lessor of the amount of $500.00 as valuable consideration and other good and valuable consideration, the adequacy, sufficiency, payment and receipt of which are hereby acknowledged, within 180 days prior to the end of the Initial Term and each Extended Term exercised by Lessee pursuant to the terms of Article XXXIV, Lessee shall have the option to purchase the Leased Property upon written notice to Lessor for a purchase price equal to the Minimum Purchase Amount. If not sooner exercised, the option to purchase granted hereby will expire and be of no further force and effect upon the expiration the Term or the termination of this Lease pursuant to the terms of Article XV.

                                   ARTICLE XX
                            SUBSTITUTION OF PROPERTY

XX.1     Substitution of Property for the Leased Property.

         (a) In the event Lessor accepts an offer by Lessee to substitute other property for the Leased Property under Article XIII, Article XIV or Article XIX, and provided that no Event of Default shall have occurred and be continuing, Lessee shall have the right (subject to the conditions set forth below in this Article XX, and upon notice to Lessor) to substitute one or more properties (collectively referred to as "Substitute Properties" or individually as a "Substitute Property") for the Leased Property on a monthly Payment Date specified in such notice (the "Substitution Date") occurring not less than 90 days after receipt by Lessor of such notice. The notice shall be in the form of an Officer's Certificate and shall specify the reason(s) for the proposed substitution and the proposed Substitution Date. Notwithstanding anything contained herein to the contrary, any other substitution for the Leased Property shall require the prior written consent of Lessor which shall be within the sole discretion of Lessor.

         (b) If Lessee gives the notice referred to in Section 20.1(a) above, Lessee shall present to Lessor one or more properties (or groups of properties) each of which property (or groups of properties) shall provide Lessor with a yield (i.e., an annual return on its equity in such property) equal to or greater than the Current Yield (and the yield reasonably expected to be received thereafter throughout the remainder of the term) from the Leased Property at the time of such proposed substitution (or in the case of a proposed substitution as a result of damage, destruction or Condemnation, the Current Yield immediately prior to such damage, destruction or Condemnation) and as reasonably projected over the remaining Term of this Lease and shall have a Fair Market Value substantially equivalent to the Fair Market Value of the Leased Property. Lessor shall have a period of 90 days within which to review such information and either to accept or to reject the Substitute Property or Substitute Properties so presented; provided that if Lessee is required by a court order or administrative action to divest or otherwise dispose of the Leased Property within a shorter time period, in which case the time period shall be shortened appropriately to meet the reasonable needs of Lessee, but in no event shall said period be less than 15 Business Days after Lessor's receipt of said notice (subject to further extension for any period of time in which Lessor is not timely provided with the information provided for in Section 20.2 and Section 20.3 below); provided that if Lessor shall contend that the Substitute Properties fail to meet all the conditions for substitution set forth in this Article XX, including the provisions of Sections 20.1(c), (d) and (e) below, the matter shall be submitted to arbitration in accordance with Article XXXI and the time periods for Lessor's approval or rejection shall be tolled during the period of such arbitration.

         (c) It shall be a condition to consummation of any substitution hereunder that all of the conditions set forth in Section 20.2 below, shall have been satisfied with respect to such substitution, and to the delivery of an opinion of counsel for Lessor confirming that (i) the substitution of the Substitute Property for the Leased Property will qualify as an exchange solely of property of a like-kind under Section 1031 of the Code, in which, generally, except for "boot" such as cash needed to equalize exchange values or discharge indebtedness, no gain or loss is recognized to Lessor, (ii) the substitution or sale will not result in ordinary recapture income to Lessor pursuant to Code
Section 1245 or 1250 or any other Code provision, (iii) the substitution or sale will result in income, if any, to Lessor of a type described in Code Section 856(c)(2) or 856(c)(3) and will not result in income of the types described in Code Section 856(c)(4) or result in the tax imposed under Code Section 857(b)(6), and (iv) the substitution or sale, together with all other substitutions and sales made or requested by Lessee pursuant to any other leases with Lessor of properties hereto or any other transfers of the Leased Property or the properties leased under other such operating leases, during the relevant time period, will not jeopardize the qualification of Lessor as a real estate investment trust under Code Sections 856-860.

         (d) In the event that the equity value of the Substitute Property or group of Substitute Properties (i.e., the Fair Market Value of the Substitute Property or group of Substitute Properties minus the encumbrances subject to which Lessor will take the Substitute Property or group of Substitute Properties) as of the Substitution Date is greater than the equity value of the Leased Property (i.e., the Fair Market Value of the Leased Property minus the encumbrances subject to which Lessee will take the Leased Property) as of the Substitution Date (or in the case of damage destruction or Condemnation, the Fair Market Value immediately prior to such damage, destruction or Condemnation), Lessor shall pay to Lessee an amount equal to the difference, subject to the limitation set forth below. In the event that said equity value of the Substitute Property or group of Substitute Properties is less than said equity value of the Leased Property, Lessee shall pay to Lessor an amount equal to the difference, subject to the limitation set forth below. Notwithstanding the foregoing, neither Lessor nor Lessee shall be obligated to consummate any substitution if such party would be required to make a payment to the other in excess of an amount equal to ten percent of said Fair Market Value of the Leased Property (the amount of cash paid by one party to the other being hereinafter referred to as the "Cash Adjustment").

         (e) The Rent for such Substitute Property in all respects shall provide Lessor with a yield at the time of such substitution (i.e., annual return on its investment in such Substitute Property) not less than the Current Yield (and the yield reasonably expected to be received thereafter throughout the remainder of the Term) from the Leased Property prior to any damage, destruction or Condemnation, taking into account the Cash Adjustment paid or received by Lessor and any other relevant factors.

         (f) The Minimum Purchase Amount of any Substitute Property or Substitute Properties shall be an amount equal to the Minimum Purchase Amount of the Leased Property on the Substitution Date (i) increased by any Cash Adjustment paid by Lessor pursuant to Section 20.1(d) above, or (ii) decreased by any Cash Adjustment paid by Lessee pursuant to Section 20.1(d) above.

XX.2 Conditions to Substitution. On the Substitution Date, the Substitute Property will become the Leased Property hereunder upon delivery by Lessee to Lessor of the following items in form and substance reasonably satisfactory to
Lessor:

         (a) an Officer's Certificate representing, warranting and certifying that (i) the Substitute Property has been accepted by Lessee for all purposes of this Lease and there has been no material damage to the improvements located on the Substitute Property nor is any condemnation or eminent domain proceeding pending with respect thereto; (ii) all permits, licenses and certificates (including a permanent, unconditional certificate of occupancy and, to the extent permitted by law, all certificates of need and licenses) which are necessary to permit the use of the Substitute Property in accordance with the provisions of this Lease have been obtained and are in full force and effect;
(iii) under applicable zoning and use laws, ordinances, rules and regulations the Substitute Property may be used for the purposes contemplated by Lessee and all necessary subdivision approvals have been obtained; (iv) there are no mechanic's or materialmen's liens outstanding or threatened to the knowledge of Lessee against the Substitute Property arising out of or in connection with the construction of the improvements thereon, other than those being contested by Lessee pursuant to Article XI; (v) any mechanic's or materialmen's liens being contested by Lessee will be promptly paid by Lessee if such contest is resolved in favor of the mechanic or materialman; (vi) to the best knowledge of Lessee, there exists no Event of Default under this Lease, and no defense, offset or claim exists with respect to any sums to be paid by Lessee hereunder; and (vii) any exceptions to Lessor's title to the Substitute Property do not materially interfere with the intended use of the Substitute Property by Lessee;

         (b) a special warranty deed with warranties against claims arising under Lessee conveying to Lessor title to the Substitute Property free and clear of any liens and encumbrances except those approved in writing or assumed by Lessor;

         (c) a lease duly executed, acknowledged and delivered by Lessee, containing the same terms and conditions as are contained herein, except that
(i) the legal  description of the Land shall refer to the  Substitute  Property,
(ii) the Minimum Purchase Amount, Rent and any Additional Charges for the Substitute Property shall be consistent with the requirements of Section 20.1 and (iii) such other changes therein as may be necessary or appropriate under the circumstances shall be made;

         (d) a standard owner's or lessee's (as applicable) policy of title insurance covering the Substitute Property (or a valid, binding, unconditional commitment therefor), dated the Substitution Date, in current form and including mechanics' and materialmen's lien coverage, issued to Lessor by a title insurance company reasonably satisfactory to Lessor. Such policy shall (i) insure (A) Lessor's fee title to the Substitute Property, subject to no liens or encumbrances except those approved or assumed by Lessor, and (B) that any restrictions affecting the Substitute Property have not been violated and that a further violation thereof will not result in a forfeiture or reversion of title,
(ii) be in an amount at least equal to the Fair Market Value of the Substitute Property, and (iii) contain such endorsements as may be reasonably requested by Lessor;

         (e) certificates of insurance with respect to the Substitute Property fulfilling the requirements of Article XII;

         (f) current appraisals or other evidence satisfactory to Lessor, in its sole discretion, as to the current Fair Market Values of such Substitute Property;

         (g) all available revenue data relating to the Substitute Property for the period from the date of opening for business of the Substitute Property to the date of Lessee's most recent Fiscal-Year end, or for the most recent three years, whichever is less; and

         (h) such other certificates, documents, opinions of counsel (which may be in-house counsel), and other instruments as may be reasonably required by Lessor.

XX.3 Conveyance to Lessee. On the Substitution Date Lessor will convey the Leased Property to Lessee in accordance with the provisions of Article XVII (except as to payment of any expenses in connection therewith which shall be governed by Section 20.4 below) upon either (a) payment in cash therefor or (b) conveyance to Lessor of the Substitute Property, as appropriate.

XX.4 Expenses. Lessee shall pay or cause to be paid, on demand, all reasonable costs and expenses paid or incurred by Lessor in connection with the substitution and conveyance of the Leased Property and the Substitute Property, including (a) fees and expenses of Lessor's counsel, (b) the amount of any recording taxes and filing fees, (c) the cost of preparing and recording, if appropriate, a release of the Leased Property from the lien of any mortgage, (d) broker's fees and commissions for Lessee, if any, (e) documentary stamp and transfer taxes, if any, (f) title insurance charges, and (g) escrow fees, if any.

                                   ARTICLE XXI
                                  RISK OF LOSS

         Except as otherwise provided in this Lease, during the Term of this Lease, the risk of loss or of decrease in the enjoyment and beneficial use of the Leased Property in consequence of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise, or in consequence of foreclosures, attachments, levies or executions (other than by Lessor and those claiming from, through or under Lessor) is assumed by Lessee and, Lessor shall in no event be answerable or accountable therefor nor shall any of the events mentioned in this Section entitle Lessee to any abatement of the Rent except as specifically provided in this Lease.

                                  ARTICLE XXII
                                 INDEMNIFICATION

         Notwithstanding the existence of any insurance or self insurance provided for in Article XII, and without regard to the policy limits of any such insurance or self insurance, Lessee will protect, indemnify, save harmless and defend Lessor from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including reasonable attorneys' fees and expenses), to the extent permitted by law, imposed upon or incurred by or asserted against Lessor by reason of: (a) any accident, injury to or death of persons or loss to property occurring on or about the Leased Property, including any claims of malpractice, (b) any use, misuse, no use, condition, maintenance or repair by Lessee of the Leased Property, (c) any Impositions (which are the obligations of Lessee to pay pursuant to the applicable provisions of this Lease), (d) any failure on the part of Lessee to perform or comply with any of the terms of this Lease, (e) the non-performance of any of the terms and provisions of any and all existing and future subleases of the Leased Property to be performed by Lessee as landlord thereunder and (f) the violation of any Hazardous Materials Law. Any amounts which become payable by Lessee under this Section shall be paid within ten days after liability therefor on the part of Lessor is finally determined by litigation or otherwise (including the expiration of any time for appeals) and, if not timely paid, shall bear interest (to the extent permitted by law) at the Overdue Rate from the date of such determination to the date of payment. Lessee, at its expense, shall contest, resist and defend any such claim, action or proceeding asserted or instituted against Lessor or may compromise or otherwise dispose of the same as Lessee sees fit. Lessor shall cooperate with Lessee in a reasonable manner to permit Lessee to satisfy Lessee's obligations hereunder, including the execution of any instruments or documents reasonably requested by Lessee. Nothing herein shall be construed as indemnifying Lessor or its agents for their own negligent acts or omissions or willful misconduct. Lessee's liability for a breach of the provisions of this Article shall survive any termination of this Lease.

                                  ARTICLE XXIII
                            SUBLETTING AND ASSIGNMENT

XXIII.1 Subletting and Assignment. Subject to the rights of Tenants under existing Tenant Leases and subject to the provisions of Section 23.3 below and any other express conditions or limitations set forth herein, Lessee may, without the consent of Lessor, sublet all or any part of the Leased Property consistently with the Primary Intended Use. Lessor shall not unreasonably withhold its consent to any other or further subletting or assignment; provided that (a) in the case of a subletting, the sublessee shall comply with the provisions of Section 23.2, (b) in the case of an assignment, the assignee shall assume in writing and agree to keep and perform all of the terms of this Lease on the part of Lessee to be kept and performed and shall be and become jointly and severally liable with Lessee for the performance thereof, (c) an original counterpart of each such sublease and assignment and assumption, duly executed by Lessee and such sublessee or assignee, as the case may be, in form and substance reasonably satisfactory to Lessor, shall be delivered promptly to Lessor, and (d) in case of either an assignment or subletting, Lessee shall remain primarily liable, as principal rather than as surety, for the prompt payment of the Rent and for the performance and observance of all of the covenants and conditions to be performed by Lessee hereunder. In addition to Lessee's rights to sublet and assign as provided in this section above, Lessee shall also have the right (upon Lessor's prior consent, which consent shall not unreasonably be withheld) to enter into Tenant Leases which extend beyond the Term of this Lease. To the extent that any such Tenant Leases extend beyond the Term of this Lease, Lessor shall receive the rents from, and be responsible for any obligations on the part of the landlord or lessor under such Tenant Leases. Any and all such Tenant Leases shall, to the extent applicable, be subject to the provisions of this Section and Section 23.2.

XXIII.2 Non-Disturbance, Subordination and Attornment. Except for existing Tenant Leases, Lessee shall insert in each written sublease permitted under
Section  23.1  provisions  to the effect  that (a)
such sublease is subject and subordinate to all of the terms and provisions of this Lease and to the rights of Lessor hereunder, (b) in the event this Lease shall terminate before the expiration of such sublease, the sublessee thereunder will, at Lessor's option, attorn to Lessor and waive any right the sublessee may have to terminate the sublease or to surrender possession thereunder as a result of the termination of this Lease and (c) in the event the sublessee receives a written notice from Lessor or Lessor's assignees, if any, stating that Lessee is in default under this Lease, the sublessee, shall thereafter be obligated to pay all rentals accruing under said sublease directly to the party giving such notice, or as such party may direct. All rentals received from the sublessee by Lessor or Lessor's assignees, if any, shall be credited against amounts owing by Lessee under this Lease. Lessor agrees that notwithstanding any default, termination, expiration, sale, entry or other act or omission of Lessee pursuant to the terms of this Lease, or at law or in equity, Tenant's possession shall not be disturbed unless such possession may otherwise be terminated pursuant to the terms of the applicable Tenant Lease. Lessor hereby agrees, upon Lessee's request, to execute a nondisturbance agreement in favor of any Tenant or in favor of any sublessee under any sublease permitted under Section 23.1 above; provided that the Tenant or any such sublessee has acknowledged all of the foregoing provisions and executed all documents required by this Section 23.2.

                                  ARTICLE XXIV
                 OFFICER'S CERTIFICATES AND FINANCIAL STATEMENTS

XXIV.1 Estoppel Certificate. At any time and from time to time within 20 days following written request by Lessor, Lessee will furnish to Lessor an Officer's Certificate certifying that this Lease is unmodified and in full force and effect (or that this Lease is in full force and effect as modified and setting forth the modifications) and the dates to which the Rent has been paid. Any such Officer's Certificate furnished pursuant to this Article may be relied upon by Lessor, any prospective purchaser of the Leased Property and any third parties who have an interest in the Leased Property, including any Lender or professional advisor or Lessor.

XXIV.2 Financial Statements and Certificates. Lessee will furnish the following statements to Lessor; provided that Lessor shall keep confidential items furnished by Lessee which are not generally available to the public:

                  (i) within 120 days after the end of each Fiscal Year (A) a copy of the Consolidated Financial Statements for such Fiscal Year; (B) an Officer's Certificate stating (x) that no Event of Default, or event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default, has occurred and is continuing and has not been waived, or, if there shall have occurred and be continuing such an Event of Default, specifying the nature thereof and the steps being taken to remedy the same, and (y) that to the best of the signer's knowledge and belief, Lessee is not in default in the performance or observance of any of the terms of any loans or credit facilities, which by their terms would permit an outstanding balance equal to or greater than $10,000,000.00 in the aggregate, which default would permit the holder thereof to accelerate its stated maturity; (C) a current rent or lease roll for the Leased Property setting forth rental information in reasonable detail regarding all of the Tenants and Tenant Leases, including any space utilized by Lessee; (D) a statement of revenues and expenses of the Leased Property for the twelve-month period then ended in detail reasonably satisfactory to Lessor; (E) a certificate in form acceptable to Lessor that the required Consolidated Coverage Ratio and Facility Coverage Ratio for the applicable period has been achieved;

                  (ii) within 15 days after request by Lessor, (A) a statement of the number of beds available and the actual patient-days for the most recent month, quarter and year, (B) census information for the Facility in sufficient detail to show patient-mix on a daily average basis for the prior quarter and year, and (C) an aged accounts receivable report in sufficient detail to show amounts due from each class of patient-mix (such as private, Medicare, Medicaid and V.A.) by the account age classifications of 30 days, 60 days, 90 days, 120 days, and over 120 days;

                  (iii) within 15 days after filing or receipt, as the case may be, (A) all cost reports filed with any regulatory or licensing agency and any amendments thereto, together with all responses, audit reports or inquiries with respect to such cost reports, (B) copies of all licensure and certification survey reports and statements of deficiencies with respect to the Facility (with correction plans attached thereto), (C) copies of the Medicaid rate calculation worksheet (or equivalent thereof), if any, issued by the applicable Medicaid Agency, (D) copies of all notices (regardless of form) from any and all licensing and/or certifying agencies that the license or applicable reimbursement certification for the Facility is being downgraded to a substandard category, revoked or suspended or that action is pending or being considered to downgrade to a substandard category, revoke or suspend the Facility's license or certification, and (E) evidence of the payment of any bed taxes or similar taxes;

                  (iv) within 30 days after filing, copies of the 10-Q and 10-K Reports of Guarantor filed with the United States Securities and Exchange Commission;

                  (v) within 45 days after the end of each quarter, a certificate in form acceptable to Lessor that the required Consolidated Coverage Ratio and Facility Coverage Ratio for the quarter then ended has been achieved; and

                  (vi)  with  reasonable  promptness,   such  other  information
         respecting the financial condition, affairs and properties of Lessee as Lessor may reasonably request from time to time.

                                   ARTICLE XXV
                                   INSPECTION

         Lessee shall permit Lessor and its authorized representatives to inspect the Leased Property during usual business hours subject to any security, health, safety or confidentiality requirements of Lessee, the rights of the Tenants, any Insurance Requirements relating to the Leased Property, or any other restrictions imposed by law or applicable regulations.

                                  ARTICLE XXVI
                                 QUIET ENJOYMENT

         So long as Lessee shall pay all Rent as the same becomes due and shall fully comply with all of the terms of this Lease and perform its obligations hereunder, Lessee shall peaceably and quietly have, hold and enjoy the Leased Property for the Term hereof, free of any claim or other action by Lessor or anyone claiming by, through or under Lessor, but subject to all liens and encumbrances of record as of the date hereof or hereafter consented to by Lessee. No failure by Lessor to comply with the foregoing covenant shall give Lessee any right to cancel or terminate this Lease, or to fail to pay any other sum payable under this Lease, or to fail to perform any other obligation of Lessee hereunder. Notwithstanding the foregoing, Lessee shall have the right by separate and independent action to pursue any claim or seek any damages it may have against Lessor as a result of a breach by Lessor of the covenant of quiet enjoyment contained in this Article.

                                  ARTICLE XXVII
                                     NOTICES

         Any notices, demands, approvals and other communications provided for herein shall be in writing and shall be delivered by telephonic facsimile, overnight air courier, personal delivery or registered or certified U.S. Mail with return receipt requested, postage paid, to the appropriate party at its address as follows:

         If to Lessor:

         CAPSTONE CAPITAL CORPORATION
         1000 Urban Center Drive
         Suite 630
         Birmingham, Alabama  35242
         Attention:  Mr. Daryl D. McCombs
         Telephone: (205) 967-2092
         Telecopy:  (205) 967-9066

         With a copy to:

         Mr. Thomas A. Ansley
         Sirote & Permutt, P.C.
         2222 Arlington Avenue South
         Birmingham, Alabama  35205
         Telephone: (205) 930-5300
         Telecopy:  (205) 930-5301

         If to Lessee or Guarantor:

         INTEGRATED LIVING COMMUNITIES, INC.
         Brentwood Centre
         24850 Old 41 Road
         Suite 10
         Bonita Springs, Florida  34135-7022
         Attention: Mr. John B. Poole
         Telephone: (941) 947-7200
         Telecopy:  (941) 947-7201

         With a copy to:

         INTEGRATED LIVING COMMUNITIES, INC.
         Brentwood Centre
         24850 Old 41 Road
         Suite 10
         Bonita Springs, Florida  34135-7022
         Attention: Ms. Geralyn Kidera
         Telephone: (941) 947-7222
         Telecopy:  (941) 947-7201

         Addresses for notice may be changed from time to time by written notice to all other parties. Any communication given by mail will be effective (i) upon the earlier of (a) five business days following deposit in a post office or other official depository under the care and custody of the United States Postal

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

Service or (b) actual receipt, as indicated by the return receipt; (ii) if given by telephone facsimile, when sent; and (iii) if given by personal delivery or by overnight air courier, when delivered to the appropriate address set forth.

                                 ARTICLE XXVIII
                                    APPRAISAL

         In the event that it becomes necessary to determine the Fair Market Value, Fair Market Value Purchase Amount, the Fair Market Added Value, the Minimum Purchase Amount or the Fair Market Rental Value of the Leased Property or a Substitute Property for any purpose of this Lease, the party required or permitted to give notice of such required determination shall include in the notice the name of a person selected to act as an appraiser on its behalf. Within ten days after receipt of any such notice, Lessor (or Lessee, as the case may be) shall by notice to Lessee (or Lessor, as the case may be) appoint a second person as an appraiser on its behalf. The appraisers thus appointed (each of whom must be a member of the American Institute of Real Estate Appraisers or any successor organization thereto) shall, within 45 days after the date of the notice appointing the first appraiser, proceed to appraise the Leased Property or the Substitute Property, as the case may be, to determine any of the foregoing values as of the relevant date (giving effect to the impact, if any, of inflation from the date of their decision to the relevant date); provided that if only one appraiser shall have been so appointed, or if two appraisers shall have been so appointed but only one such appraiser shall have made such determination within 50 days after the making of Lessee's or Lessor's request, then the determination of such appraiser shall be final and binding upon the parties. If two appraisers shall have been appointed and shall have made their determinations within the respective requisite periods set forth above and if the difference between the amounts so determined shall not exceed ten percent of the lesser of such amounts, then the Fair Market Value or Fair Market Added Value or the Fair Market Rental Value shall be an amount equal to 50% of the sum of the amounts so determined. If the difference between the amounts so determined shall exceed 10% of the lesser of such amounts, then such two appraisers shall have 20 days to appoint a third appraiser, but if such appraisers fail to do so, then either party may request the American Arbitration Association or any successor organization thereto to appoint an appraiser within 20 days of such request, and both parties shall be bound by any appointment so made within such 20-day period. If no such appraiser shall have been appointed within such 20 days or within 90 days of the original request for a determination of Fair Market Value or Fair Market Added Value or the Fair Market Rental Value, whichever is earlier, either Lessor or Lessee may apply to any court having jurisdiction to have appointment made by such court. Any appraiser appointed, by the American Arbitration Association or by such court, shall be instructed to determine the Fair Market Value or Fair Market Added Value or the Fair Market Rental Value within 30 days after appointment of such appraiser. The determination of the appraiser which differs most in terms of dollar amount from the determinations of the other two appraisers shall be excluded, and 50% of the sum of the remaining two determinations shall be final and binding upon Lessor and Lessee as the Fair Market Value or Fair Market Added Value or the Fair Market Rental Value for such interest. However, in the event that following the appraisal performed by said third appraiser, the dollar amount of two of such appraisals are higher and lower, respectively, than the dollar amount of the remaining appraisal in equal degrees, the determinations of both the highest and lowest appraisal, respectively, shall be rejected and the determination of the remaining appraisal shall be final and binding upon Lessor and Lessee as the Fair Market Value or Fair Market Added Value or the Fair Market Rental Value for such interest. This provision for determination by appraisal shall be specifically enforceable to the extent such remedy is available under applicable law, and any determination hereunder shall be final and binding upon the parties except as otherwise provided by applicable law. Lessor and Lessee shall each pay the fees and expenses of the appraiser appointed by it and each shall pay one-half of the fees and expenses of the third appraiser and one-half of all other costs and expenses incurred in connection with each appraisal.

                                  ARTICLE XXIX
                                 PURCHASE RIGHTS

         During the Term hereof (provided that no Event of Default has occurred and is continuing), Lessee shall have a first refusal option to purchase the Leased Property upon the same terms and conditions as Lessor, or its successors and assigns, shall have received an offer from a third party to purchase the Leased Property, which Lessor intends to accept (or has accepted subject to Lessee's right of first refusal granted herein). If, during the Term, Lessor receives such an offer or reaches such agreement with a third party, Lessor shall promptly notify Lessee of the purchase price for the Leased Property and all other material terms and conditions of such agreement or proposed sale together with a copy of such offer, and Lessee shall have 30 days after receipt of such notice from Lessor within which time to exercise Lessee's option to purchase. If Lessee exercises its option, then such purchase shall be consummated within the time set forth in the third-party offer and in accordance with the provisions of Article XVII hereof to the extent not inconsistent herewith. If Lessee shall not exercise Lessee's option to purchase within said 30-day period after receipt of said notice from Lessor, Lessor shall be free for a period of 90 days after the expiration of said 30-day period to sell the Leased Property to the third party at the price and terms set forth in such offer. Whether or not such sale is consummated, Lessee shall be entitled to exercise its right of first refusal as provided in this Article, as to any subsequent sale of the Leased Property during the Term of this Lease.

                                   ARTICLE XXX
                                DEFAULT BY LESSOR

XXX.1 Default by Lessor. Lessor shall be in default of its obligations under this Lease if Lessor shall fail to observe or perform any term, covenant or condition of this Lease on its part to be performed and such failure shall continue for a period of 30 days after written notice thereof is received by Lessor, unless such failure cannot with due diligence be cured within a period of 30 days, in which case such failure shall not be deemed to continue if Lessor, within said 30-day period, proceeds promptly and with due diligence to cure the failure and diligently completes the curing thereof. The time within which Lessor shall be obligated to cure any such failure shall also be subject to extension of time due to the occurrence of any Unavoidable Delay. In the event Lessor fails to cure any such default, Lessee, without waiving or releasing any obligations hereunder, and in addition to all other remedies available to Lessee hereunder or at law or in equity, may purchase the Leased Property from Lessor for a purchase price equal to the greater of the Fair Market Value Purchase Amount or the Minimum Purchase Amount of the Leased Property minus an amount equal to any damage suffered by Lessee by reason of such default. In the event Lessee elects to purchase the Leased Property, it shall deliver a notice thereof to Lessor specifying a Payment Date occurring no less than 90 days subsequent to the date of such notice on which it shall purchase the Leased Property, and the same shall be thereupon conveyed in accordance with the provisions of Article XVII. Any sums owed Lessee by Lessor hereunder shall bear interest at the Overdue Rate from the date due and payable until the date paid.

XXX.2 Lessee's Right to Cure. Subject to the provisions of Section 30.1, if Lessor shall breach any covenant to be performed by it under this Lease, Lessee, after giving notice to and demand upon Lessor in accordance with Section 30.1, without waiving or releasing any obligation of Lessor hereunder, and in addition to all other remedies available to Lessee hereunder and at law or in equity, Lessee may (but shall be under no obligation at any time thereafter to) make such payment or perform such act for the account and at the expense of Lessor. All sums so paid by Lessee and all costs and expenses (including reasonable attorneys' fees) so incurred, together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid or incurred by Lessee, shall be paid by Lessor to Lessee on demand or set off against the Rent. The rights of Lessee hereunder to cure and to secure payment from Lessor in accordance with this Section 30.2 shall survive the termination of this Lease.

                                  ARTICLE XXXI
                                   ARBITRATION

XXXI.1 Controversies. Except with respect to the payment of Minimum Rent hereunder, in case any controversy shall arise between the parties hereto as to any of the requirements of this Lease or the performance thereof which controversy the parties shall be unable to settle by agreement or as otherwise provided herein, such controversy shall be determined by arbitration to be initiated and conducted as provided in this Article XXXI.

XXXI.2 Appointment of Arbitrators. The party or parties requesting arbitration shall serve upon the other a written demand therefor specifying the matter to be submitted to arbitration, and nominating an arbitrator who is a member in good standing of the American Arbitration Association ("AAA"). Within 20 days after receipt of such written demand and notification, the other party shall, in writing, nominate a person who is a member in good standing with AAA and the two arbitrators so designated shall, within ten days thereafter, select a third arbitrator who is a person who is a member in good standing with AAA and give immediate written notice of such selection to the parties and shall fix in said notice a time and place for the first meeting of the arbitrators, which meeting shall be held as soon as conveniently possible after the selection of all arbitrators, at which time and place the parties to the controversy may appear and be heard.

XXXI.3 Third Arbitrator. In case the notified party or parties shall fail to make a selection upon notice, as aforesaid, or in case the first two arbitrators selected shall fail to agree upon a third arbitrator within ten days after their selection, then such arbitrator or arbitrators may, upon application made by either of the parties to the controversy, after 20 days' written notice thereof to the other party or parties, have a third arbitrator appointed by any judge of any United States court of record having jurisdiction in the state in which the Leased Property is located or, if such office shall not then exist, by a judge holding an office most nearly corresponding thereto.

XXXI.4 Arbitration Procedure. Said arbitrators shall give each of the parties not less than ten days' written notice of the time and place of each meeting at which the parties or any of them may appear and be heard and after hearing the parties in regard to the matter in dispute and taking such other testimony and making such other examinations and investigations as justice shall require and as the arbitrators may deem necessary, they shall decide the questions submitted to them in accordance with the rules of AAA. The decision of said arbitrators in writing signed by a majority of them shall be final and binding upon the parties to such controversy. In rendering such decisions and award, the arbitrators shall not add to, subtract from or otherwise modify the provisions of this Lease.

XXXI.5 Expenses. The expenses of such arbitration shall be divided between Lessor and Lessee unless otherwise specified in the decision of the arbitrators. Each party in interest shall pay the fees and expenses of its own counsel.

                                  ARTICLE XXXII
                        FINANCING OF THE LEASED PROPERTY

         Lessor agrees that it will not grant or create any mortgage, deed of trust, lien, encumbrance or other title retention agreement upon the Leased Property to secure any indebtedness of Lessor (an "Encumbrance"), unless each holder of such an Encumbrance agrees (a) to give Lessee the same notice, if any, given to Lessor of any default or acceleration of any obligation underlying any such Encumbrance or any sale in foreclosure of such Encumbrance, (b) to permit Lessee to appear with its representatives and to bid at any public foreclosure sale with respect to any such Encumbrance, (c) agrees to release the Leased Property from the Encumbrance upon the exercise by Lessee of a right to purchase contained in this Lease and the payment by Lessee of the applicable purchase price, and (d) enters into an agreement with Lessee containing the provisions described in Article XXXIII of this Lease. Lessee agrees to execute and deliver to Lessor or the holder of an Encumbrance any written agreement required by this Article within ten days of written request thereof by Lessor or the holder of an Encumbrance. Lessee hereby consents to the assignment of and grant of a security interest and lien in this Lease together with the other documents and instruments delivered to Lessor by Lessee and Guarantor pursuant hereto and in connection herewith (collectively, the "Assigned Documents"), including all rights of Lessor in, to and under each Assigned Document, by Lessor to any Facility Mortgagee requesting same. Lessee hereby further agrees to execute a Consent to Assignment in substantially the form attached hereto as Exhibit G.

                                 ARTICLE XXXIII
                  SUBORDINATION, ATTORNMENT AND NON-DISTURBANCE

         At the request from time to time by one or more holders of an Encumbrance that may hereafter be placed upon the Leased Property or any part thereof, and any and all renewals, replacements, modifications, consolidations, spreaders and extensions thereof, Lessee will subordinate this Lease and all of Lessee's rights and estate hereunder to each such Encumbrance and will attorn to and recognize such holder (or the purchaser at any foreclosure sale or any sale under a power of sale contained in any such Encumbrance or a holder by a deed in lieu of foreclosure, as the case may be) as Lessor under this Lease for the balance of the Term then remaining, subject to all of the terms and provisions of this Lease; provided that each such institutional holder simultaneously with or prior to recording any such Encumbrance executes and delivers a written agreement in recordable form (a) consenting to this Lease and agreeing that, notwithstanding any such other lease, mortgage, deed of trust, right, title or interest, or any default, expiration, termination, foreclosure, sale, entry or other act or omission under, pursuant to or affecting any of the foregoing, Lessee shall not be disturbed in peaceful enjoyment of the Leased Property nor shall this Lease be terminated or canceled at any time, except in the event Lessor shall have the right to terminate this Lease under the terms and provisions expressly set forth herein; (b) agreeing that it will be bound by all the terms of this Lease, perform and observe all of Lessor's obligations set forth herein; and (c) agreeing that all proceeds of the casualty insurance described in Article XIII of this Lease and all Awards described in Article XIV will be made available to Lessor for restoration of the Leased Property as and to the extent required by this Lease, subject only to reasonable regulation regarding the manner of disbursement and application thereof. Lessee agrees to execute and deliver to Lessor or the holder of an Encumbrance any written agreement required by this Article within ten days of written request thereof by Lessor or such holder of an Encumbrance. Lessee agrees to execute from time to time, at the request of Lessor, an institutional investor of Lessor's or a Facility Mortgagee, a certificate setting forth any defaults of Lessor hereunder and the dates through which Rent has been paid and such other matters as may be reasonably requested.

                                  ARTICLE XXXIV
                                 EXTENDED TERMS

         If no Event of Default shall have occurred and be continuing, Lessee is hereby granted the right to extend the Term of this Lease for three additional, consecutive five-year periods ("Extended Term") for a maximum possible Term of approximately 30 years, by giving written notice to Lessor of each such extension at least 180 days, prior to the expiration of the then-current Term; subject, however, to the provisions of Section 13.7 hereof. Lessee may not exercise its option for more than one Extended Term at a time and may exercise the option to extend only if all of the Related Leases are simultaneously extended by Lessee or its Affiliates. During each Extended Term, all of the terms and conditions of this Lease shall continue in full force and effect, except that the Minimum Rent for and during each of the Extended Terms shall be the greater of (i) the Fair Market Rental Value on the first day of such Extended Term or (ii) the Minimum Rent in effect immediately prior to the first day of such Extended Term. In any event, the Minimum Rent shall continue to be increased throughout the Extended Terms in accordance with the provisions of
Section 2.1(b) hereof.

                                  ARTICLE XXXV
                                    GUARANTY

XXXV.1 Guarantee. In consideration of Lessor's agreement to fund the Purchase Amount for the purchase of the Leased Property pursuant to the Purchase Agreement and in consideration of the execution of this Lease by Lessor, and upon the terms and provisions hereof, Guarantor hereby irrevocably, absolutely and unconditionally warrants and guarantees (the "Guaranty") to Lessor the prompt and full payment and performance of all of Lessee's obligations under this Lease (the "Guaranteed Obligations").

XXXV.2 Obligations of Guarantor Upon Default. Upon the occurrence of any Event of Default under this Lease, Guarantor shall, upon demand of Lessor: (i) immediately cure such failure to pay and/or perform the applicable part of the Guaranteed Obligations; and (ii) pay Lessor all other costs and damages it incurs as a result of such failure by any party to pay and/or perform the Guaranteed Obligations, including without limitation, all reasonable attorneys' fees and all other costs it incurs in enforcing the performance or the payment of the Guaranteed Obligations with interest thereon at the Overdue Rate.

XXXV.3 Guarantee of Payment. The Guaranty of Guarantor is not a guarantee of collection, but rather the Guaranty is an irrevocable, absolute and unconditional guarantee of payment and performance. Guarantor hereby irrevocably and unconditionally covenants and agrees that Guarantor is liable for the Guaranteed Obligations as a primary obligor. Any Guaranteed Obligation may be enforced by Lessor separately without enforcing compliance with any other Guaranteed Obligation and without waiving the right to subsequently enforce any other Guaranteed Obligation hereunder. Without notice to Guarantor or the consent of Guarantor, and without affecting or limiting Guarantor's obligations hereunder, Lessor may: (i) grant Lessee extensions of time for payment of the Guaranteed Obligations or any part hereof; (ii) renew any of the Guaranteed Obligations; (iii) grant Lessee extensions of time for performance of agreements or other indulgences; and (iv) with Lessee's written consent, modify or amend any obligation, covenant or agreement of Lessee set forth in this Lease.

                                  ARTICLE XXXVI
                                  MISCELLANEOUS

XXXVI.1 No Waiver. No failure by Lessor or Lessee to insist upon the strict performance of any term hereof or to exercise any right, power or remedy consequent upon a breach thereof, and no acceptance of full or partial payment of the Rent during the continuance of any such breach, shall constitute a waiver of any such breach or any such term. To the extent permitted by law, no waiver of any breach shall affect or alter this Lease, which shall continue in full force and effect with respect to any other then existing or subsequent breach.

XXXVI.2 Remedies Cumulative. To the extent permitted by law, each legal, equitable or contractual right, power and remedy of Lessor or Lessee now or hereafter provided either in this Lease or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power and remedy and the exercise or beginning of the exercise by Lessor or Lessee of any one or more of such rights, powers and remedies shall not preclude the simultaneous or subsequent exercise by Lessor or Lessee of any or all of such other rights, powers and remedies.

XXXVI.3 Surrender. No surrender to Lessor of this Lease or of the Leased Property or any part thereof, or of any interest therein, shall be valid or effective unless agreed to and accepted in writing by Lessor and no act by Lessor or any representative or agent of Lessor, other than such a written acceptance by Lessor, shall constitute an acceptance of any such surrender.

XXXVI.4 No Merger of Title. There shall be no merger of this Lease or of the leasehold estate created hereby by reason of the fact that the same person, firm, corporation or other entity may acquire, own or hold, directly or indirectly, (a) this Lease or the leasehold estate created hereby or any interest in this Lease or (b) such leasehold estate and the fee estate in the Leased Property.

XXXVI.5 Transfers by Lessor. If Lessor or any successor owner of the Leased Property shall convey the Leased Property in accordance with the terms hereof, other than as security for a debt, the grantee or transferee of the Leased Property shall expressly assume all obligations of Lessor hereunder arising or accruing from and after the date of such conveyance or transfer, and shall be reasonably capable of performing the obligations of Lessor hereunder and Lessor or such successor owner, as the case may be, shall thereupon be released from all future liabilities and obligations of Lessor under this Lease arising or accruing from and after the date of such conveyance or other transfer and all such future liabilities and obligations shall thereupon be binding upon the new owner.

XXXVI.6 General. Anything contained in this Lease to the contrary notwithstanding, all claims against, and liabilities of, Lessee and Lessor against the other arising out of or relating to this Lease and arising prior to any date of termination of this Lease shall survive such termination. If any term or provision of this Lease or any application thereof shall be invalid or unenforceable, the remainder of this Lease and any other application of such term or provision shall not be affected thereby. If any late charges provided for in any provision of this Lease are based upon a rate in excess of the maximum rate permitted by applicable law, the parties agree that such charges shall be fixed at the maximum permissible rate. Neither this Lease nor any provision hereof may be changed, waived, discharged or terminated except by an instrument in writing and in recordable form signed by Lessor and Lessee. All the terms and provisions of this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The headings in this Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. This Lease shall be governed by and construed in accordance with the laws of the state where the Land is located, but not including its conflict of laws rules. This Lease may be executed in one or more counterparts, each of which shall be an original but, when taken together, shall constitute but one document.

XXXVI.7 Memorandum of Lease. Lessor and Lessee shall, promptly upon the request of either, enter into a short form memorandum of this Lease in form suitable for recording under the laws of the state in which the Leased Property is located in which reference to this Lease, and all options contained herein, shall be made.

XXXVI.8 Transfer of Licenses. Upon the expiration or earlier termination of the Term, Lessee shall take all action necessary or appropriate to effect (or useful in effecting) the transfer, to the extent permitted by any applicable Legal Requirement, to Lessor or Lessor's nominee of all licenses, operating permits and other governmental authorizations and all service contracts which may be necessary or useful in the operation of the Facility and which relate exclusively to the Facility which have not previously been transferred or assigned to Lessor.

                                 ARTICLE XXXVII
                                GLOSSARY OF TERMS

         XXXVII.1 For purposes of this Lease, except as otherwise expressly provided or unless the context otherwise requires, (a) the terms defined in this
Article XXXVII have the meanings assigned to them in this Article XXXVII and include the plural as well as the singular, (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as at the time applicable, (c) all references in this Lease to designated "Articles", "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Lease, and (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Lease as a whole and not to any particular Article, Section or other subdivision, (e) the word "including" shall mean "including without limitation," and (f) all consents required of Lessor hereunder shall be in Lessor's sole and absolute discretion, unless otherwise specifically set forth herein. For purposes of this Lease, the following terms shall have the meanings indicated:

         "AAA" means the American Arbitration Association.

         "Additional Charges" has the meaning set forth in Section 2.3 hereof together with all other items specifically included as "Additional Charges" in this Agreement.

         "Adjustment Date" has the meaning set forth in Section 2.1(b) hereof.

         "Affiliate," when used with respect to Lessee, means any Person directly or indirectly controlling, controlled by or under direct or indirect common control with Lessee, except for Integrated Health Services, Inc., a Delaware corporation. For the purposes of this definition, "control", as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, through the ownership of 50% or more of the voting securities, partnership interests or other equity interests.

         "Agent" has the meaning set forth in Article XXXII hereof.

         "Assigned Documents" has the meaning set forth in Article XXXII hereof.

         "Award" means all compensation, sums or anything of value awarded, paid or received on a total or partial Condemnation.

         "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which national banks in the City of Birmingham, Alabama are closed.

         "Capital Additions" means one or more new buildings or one or more additional structures annexed to any portion of any of the Leased Improvements, which are constructed on any parcel or portion of the Land during the Term, including the construction of a new wing or new story, or the rebuilding of the existing Leased Improvements or any portion thereof not normal, ordinary or recurring to maintain the Leased Property, excluding, however, any construction governed by the provisions of Article XIII.

         "Capital Addition Cost" means the cost of any Capital Additions proposed to be made by Lessee whether paid for by Lessee or Lessor. Such cost shall include and be limited to (a) the cost of construction of the Capital Additions, including site preparation and improvement, materials, labor, supervision and certain related design, engineering and architectural services and the cost of any fixtures, construction financing and miscellaneous items approved in writing by Lessor, (b) if agreed to by Lessor in writing in advance, the cost of any land contiguous to the Leased Property purchased for the purpose of placing thereon the Capital Additions or any portion thereof or for providing means of access thereto, or parking facilities therefor, including the cost of surveying the same, (c) the cost of insurance, real estate taxes, water and sewage charges and other carrying charges for such Capital Additions during construction, (d) the cost of title insurance, (e) reasonable fees and expenses of legal counsel and accountants, (f) filing, registration and recording taxes and fees, (g) documentary stamp taxes, if any, (h) environmental assessments and boundary surveys and (i) all reasonable costs and expenses of Lessor and any Lending Institution which has committed to finance the Capital Additions, including, (A) the reasonable fees and expenses of their respective legal counsel, (B) all printing expenses, (C) the amount of any filing, registration and recording taxes and fees, (D) documentary stamp taxes, if any, (E) title insurance charges, appraisal fees, if any, (F) rating agency fees, if any, and
(G) commitment fees, if any, charged by any Lending Institution advancing or offering to advance any portion of the financing for such Capital Additions.

         "Capital Replacement Account" has the meaning set forth in Section 2.1(c).

         "Cash Adjustment" has the meaning set forth in Section 20.1(d).

         "Charge" has the meaning set forth in Article XI hereof.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Commencement Date" has the meaning set forth in Article I.

         "Condemnation" means the transfer of all or any part of the Leased Property as a result of (i) the exercise of any governmental power, whether by legal proceedings or otherwise, by a Condemnor or (ii) a voluntary sale or transfer by Lessor to any Condemnor, either under threat of condemnation or while legal proceedings for condemnation are pending.

         "Condemnor" means any public or quasi-public authority, or private corporation or individual, having the power of condemnation or eminent domain.

         "Consolidated Coverage Ratio" has the meaning set forth in Section 7.3.

         "Consolidated Financial Statements" means for any fiscal year or other accounting period for Lessee, Guarantor and their respective consolidated Affiliates, audited statements of earnings and retained earnings and of changes in financial position for such period and for the period from the beginning of the respective fiscal year of Lessee to the end of such period and the related balance sheet as at the end of such period, together with the notes thereto, all in reasonable detail and setting forth in comparative form the corresponding figures for the corresponding period in the preceding fiscal year of Lessee, and prepared in accordance with generally accepted accounting principles consistently applied, except as noted.

         "Consolidated Tangible Net Worth" means at any time, the sum of the following which would appear on a balance sheet of Lessee and Guarantor, on a consolidated basis prepared in accordance with generally accepted accounting principles:

                  (a) the amount of capital or stated capital (after deducting the cost of any treasury shares or like interests), plus

                  (b) the amount of capital surplus and retained earnings (or, in the case of a capital surplus or retained earnings deficit, minus the amount of such deficit), minus

                  (c) the sum of the following (without duplication of deductions in respect of items already deducted in arriving at capital surplus and retained earnings): (i) any write-up in book value of assets resulting from a revaluation thereof subsequent to the most recent financial statement of Developer or Guarantor prior to the date thereof, except any net write-up in value of foreign currency; (ii) any write-up resulting from a reversal of a reserve for bad debts or depreciation; and (iii) any write-up resulting from a change in methods of accounting for inventory, minus

                  (d) the aggregate book value of Intangible Assets shown on such balance sheet.

         "Consumer Price Index" or "CPI" means the Consumer Price Index for All Urban Consumers for the U.S. City Average for all Items (1982-1984=100) as published by the United States Department of Labor, Bureau of Labor Statistics. If the manner in which the Consumer Price Index is determined by the Bureau of Labor Statistics shall be substantially revised (including a change in the base index year), an adjustment shall be made by Lessor in such revised index which would produce results equivalent, as nearly as possible, to those which would have been obtained if the Consumer Price Index had not been so revised. If the Consumer Price Index shall become unavailable to the public because publication is discontinued or otherwise, or if equivalent data is not readily available to enable Lessor to make the adjustment referred to in the preceding sentence, Lessor will substitute therefor a comparable index based upon changes in the cost of living or purchasing power of the consumer dollar published by any other governmental agency, or if no such index shall be available, then a comparable index published by a major bank or other financial institution or by a university or a recognized financial publication.

         "Credit Enhancements" means all cash collateral, security deposits, security interests, letters of credit, pledges, prepaid rent or other sums, deposits or interests held by Lessee, if any, to secure obligations with respect to the Leased Property, the Tenant Leases or the Tenants.

         "Current Yield" means as of any date the annual Minimum Rent, as adjusted from time-to-time pursuant to the terms of this Lease, divided by the sum of (i) the Purchase Amount plus (ii) all Capital Additions Costs paid for or financed by Lessor which have not been repaid by Lessee.

         "Date of Taking" means the date the Condemnor has the right to possession of the property being condemned.

         "EBITDAR" has the meaning set forth in Section 7.3.

         "Encumbrance" has the meaning set forth in Article XXXII.

         "Event of Default" has the meaning set forth in Section 15.1.

         "Extended Term" has the meaning set forth in Section XXXIV.

         "Facility" means the 13,650 square foot assisted living facility located on the Leased Property, containing 55 licensed beds and the related amenities.

         "Facility Coverage Ratio" has the meaning set forth in Section 7.4.

         "Facility Mortgage" has the meaning set forth in Section 12.1.

         "Facility Mortgagee" has the meaning set forth in Section 12.1.

         "Fair Market Added Value" means the Fair Market Value (as hereinafter defined) of the Leased Property (including all Capital Additions) less the Fair Market Value of the Leased Property determined as if no Capital Additions paid for by Lessee without financing by Lessor had been constructed.

         "Fair Market Rental Value" means the fair market rental value of the Leased Property or any Substitute Property, (a) assuming the same is unencumbered by this Lease, (b) determined in accordance with the appraisal procedures set forth in Article XXVIII or in such other manner as shall be mutually acceptable to Lessor and Lessee, and (c) not taking into account any reduction in value resulting from an indebtedness to which the Leased Property or Substitute Property may be subject.

         "Fair Market Value" means the fair market value of the Leased Property or any Substitute Property, including all Capital Additions, (a) assuming the same is unencumbered by this Lease, (b) determined in accordance with the appraisal procedures set forth in Article XXVIII or in such other manner as shall be mutually acceptable to Lessor and Lessee, and (c) not taking into account any reduction in value resulting from any indebtedness to which the Leased Property or such Substitute Property is subject or which encumbrance Lessee or Lessor is otherwise required to remove pursuant to any provision of this Lease or agrees to remove at or prior to the closing of the transaction as to which such Fair Market Value determination is being made. The positive or negative effect on the value of the Leased Property or Substitute Property attributable to the interest rate, amortization schedule, maturity date, prepayment penalty and other terms and conditions of any Encumbrance on the Leased Property or any Substitute Property, as the case may be, which is not so required or agreed to be removed shall be taken into account in determining such Fair Market Value.

         "Fair Market Value Purchase Amount" means the Fair Market Value less the Fair Market Added Value.

         "Fiscal Year" means the 12-month period from January 1 to December 31.

         "Fixtures" has the meaning set forth in Article I.

         "Full Replacement Cost" has the meaning set forth in Section 12.2.

         "Guaranteed Obligations" has the meaning set forth in Section 35.1.

         "Guarantor" means INTEGRATED LIVING COMMUNITIES, INC., a Delaware corporation.

         "Guaranty" has the meaning set forth in Section 35.1.

         "Hazardous Materials" means any substance, including asbestos or any substance containing asbestos, the group of organic compounds known as polychlorinated biphenyls, flammable explosives, radioactive materials, medical waste, chemicals, pollutants, effluents, contaminants, emissions or any other related materials and items included in the definition of hazardous or toxic wastes, materials or substances under any Hazardous Materials Law.

         "Hazardous Materials Law" means any law, regulation or ordinance relating to environmental conditions, medical waste and industrial hygiene, including the Resource Conservation and Recovery Act of 1976 ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), as amended by the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Hazardous Materials Transportation Act, the Federal Water Pollution Control Act, the Clean Air Act, the Clean Water Act, the Toxic Substances Control Act, the Safe Drinking Water Act, the Atomic Energy Act and all similar federal, state and local environmental statutes and ordinances, whether heretofore or hereafter enacted or effective and all regulations, orders, or decrees heretofore or hereafter promulgated thereunder.

         "Impositions" means, collectively, all taxes relating to the Leased Property, including all ad valorem, sales and use, gross receipts, action, privilege, rent (with respect to the Tenant Leases) or similar taxes, assessments (including all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not to be completed within the Term), water, sewer or other rents and charges, excises, tax levies, fees (including license, permit, inspection, authorization and similar fees), and all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character in respect of the Leased Property and/or the Rent (including all interest and penalties thereon due to any failure in payment by Lessee), which at any time prior to, during or in respect of the Term hereof may be assessed or imposed on or in respect of or be a lien upon (a) Lessor or Lessor's interest in the Leased Property, (b) the Rent, the Leased Property or any part thereof or any rent therefrom or any estate, right, title or interest therein, or (c) any occupancy, operation, use or possession of, sales from, or activity conducted on, or in connection with, the Leased Property or the Tenant Leases or use of the Leased Property or any part thereof; provided that nothing contained in this Lease shall be construed to require Lessee to pay (1) any tax based on net income (whether denominated as a franchise or capital stock or other tax) imposed on Lessor, (2) any transfer or net revenue tax of Lessor, (3) any tax imposed with respect to the sale, exchange or other disposition by Lessor of any portion of the Leased Property or the proceeds thereof, or (4) except as expressly provided elsewhere in this Lease, any principal or interest on any Encumbrance on the Leased Property, except to the extent that any tax, assessment, tax levy or charge which Lessee is obligated to pay pursuant to this definition and which is in effect at any time during the Term hereof is totally or partially repealed, and a tax, assessment, tax levy or charge set forth in clause (1), (2) or (3) is levied, assessed or imposed expressly in lieu thereof.

         "Intangible Assets" means those assets which are (i) deferred assets, other than prepaid insurance and prepaid taxes, (ii) patents, copyrights, trademarks, trade names, franchises, good will, experimental expenses and other similar assets which would be classified as intangible assets on a balance sheet prepared in accordance with generally accepted accounting principles, (iii) unamortized debt discount and expense, and (iv) assets located, and notes and receivables due from obligors domiciled outside of the United States.

         "Initial Term" has the meaning set forth in Article I.

         "Insurance Requirements" means all terms of any insurance policy required by this Lease and all requirements of the issuer of any such policy.

         "Land" has the meaning set forth in Article I.

         "Lease" means this Lease.

         "Lease Amendment" has the meaning set forth in Section 9.3(b)(iv).

         "Lease Assignment" means that certain Assignment of Rents and Leases, substantially in the form attached hereto as Exhibit D, to be dated on or about the date hereof executed by Lessee to Lessor, pursuant to the terms of which Lessee assigns to Lessor each of the Tenant Leases and Credit Enhancements, if any, as security for the obligations of Lessee under this Lease, and any other obligations of Lessee, or any Affiliate of Lessee to Lessor.

         "Leased Improvements" and "Leased Property" have the meanings set forth in Article I.

         "Legal Requirements" means all federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions affecting the Leased Property or the construction, use or alteration thereof, whether now or hereafter enacted and in force, including any which may (a) require repairs, modifications or alterations of or to the Leased Property, or (b) in any way adversely affect the use and enjoyment thereof, and all permits, licenses, authorizations and regulations relating thereto, and all covenants, agreements, actions and encumbrances contained in any instruments, either of record or known to Lessee (other than encumbrances created by Lessor without the consent of Lessee), at any time in force affecting the Leased Property.

         "Lending Institution" means any insurance company, federally insured commercial or savings bank, national banking association, savings and loan association, employees' welfare, pension or retirement fund or system, corporate profit-sharing or pension plan, college or university, or real estate investment company including any corporation qualified to be treated for federal tax purposes as a real estate investment trust having a net worth of at least $50,000,000.

         "Lessee" means INTEGRATED LIVING COMMUNITIES OF ST. PETERSBURG, INC., a Delaware corporation, its successors and assigns.

         "Lessor" means CAPSTONE CAPITAL CORPORATION, a Maryland corporation, and its successors and assigns.

         "Minimum Rent" has the meaning set forth in Section 2.1(a).

         "Minimum Purchase Amount" means the greater of (i) the Fair Market Value of the Leased Property at the time of purchase hereunder by Lessee or (ii) the Purchase Amount (and in the case of a substitution pursuant to Article XX, as adjusted pursuant to Section 20.1(f)) as such amount is increased at the rate of three percent compounded annually for each year (to be prorated for partial years) between the Commencement Date and the date of repurchase by Lessee, plus the sum of all Capital Addition Costs relating to the Leased Property paid for or financed by Lessor which as of the date of repurchase of the Leased Property have not been repaid by Lessee, less the net amount (after deduction of all reasonable legal fees and other costs and expenses, including expert witness fees, incurred by Lessor in connection with obtaining any such award or proceeds) of all Awards received by Lessor from Condemnation of the Leased Property.

         "Officer's Certificate" means a certificate of Lessee signed by the Chairman of the Board of Directors, the President, any Vice President or another officer authorized to so sign by the Board of Directors or By-Laws of Lessee, or any other person whose power and authority to act has been authorized by delegation in writing by any of the persons holding the foregoing offices.

         "Optional Renewal Term" has the meaning set forth in Article I.

         "Ordinary Course of Business" means the ordinary course of business for Lessee consistent with past custom and practice (including quantity and frequency).

         "Overdue Rate" means as of any date, a rate per annum equal to the Prime Rate as of such date, plus two percent, but in no event greater than the maximum rate then permitted under applicable law.

         "Payment Date" means any due date for the payment of the installments of Minimum Rent under this Lease.

         "Permitted Exceptions" has the meaning set forth in Article I hereof.

         "Permitted Liens" means (i) liens described on Exhibit E attached hereto and the Permitted Exceptions, (ii) pledges or deposits made to secure payments of worker's compensation insurance (or to participate in any fund in connection with worker's compensation insurance), unemployment insurance, pensions or social security programs, (iii) liens imposed by mandatory provisions of law such as for materialmen, mechanics, warehousemen and other like liens arising in the Ordinary Course of Business, securing indebtedness whose payment is not yet due and payable, (iv) liens for taxes, assessments and governmental charges or levies if the same are not yet due and payable or if the same are being contested in good faith and as to which adequate cash reserves have been provided, (v) liens arising from good faith deposits in connection with tenders, leases, real estate bids or contracts (other than contracts involving  the  borrowing  of money),  pledges or deposits  to secure  public or statutory obligations and deposits to secure (or in lieu of) surety, stay, appeal or customs bonds and deposits to secure the payment of taxes, assessments, duties or other similar charges, (vi) liens to secure purchase money indebtedness, so long as the indebtedness incurred to purchase the new asset is secured only by such asset, or (vii) encumbrances consisting of zoning restrictions, easements or other restrictions on the use of real property; provided that such items do not impair the use of such property for the purposes intended, none of which is violated by existing or proposed structures or land use.

         "Person" means a natural person, corporation, partnership, trust, association, limited liability company or other entity.

         "Personal Property" means all machinery, equipment, furniture, furnishings, computers, signage, trade fixtures or other personal property and consumable inventory and supplies used in the operation of the Leased Property for its Primary Intended Use, together with all replacements and substitutions therefor, except for any portion of the Leased Property, all as more specifically set forth on Exhibit F attached hereto or to be attached once the complete list is available.

         "Primary Intended Use" has the meaning set forth in Section 6.2(a).

         "Prime Rate" means the annual rate reported by The Wall Street Journal, Eastern Edition (or, if The Wall Street Journal shall no longer be published or shall cease to report such rates, then a publication or journal generally acceptable in the financial industry as authoritative evidence of prevailing commercial lending rates) from time to time as being the prevailing prime rate (or, if more than one such rate shall be published in any given edition, the arithmetic mean of such rates). The prime rate is an index rate used by The Wall Street Journal to report prevailing lending rates and may not necessarily be the most favorable lending rate available. Any change in the Prime Rate hereunder shall take effect on the effective date of such change in the prime rate as reported by The Wall Street Journal, without notice to Lessee or any other action by Lessor. Interest shall be computed on the basis that each year contains 360 days, by multiplying the principal amount by the per annum rate set forth above, dividing the product so obtained by 360, and multiplying the quotient thereof by the actual number of days elapsed.

         "Purchase Agreement" means the Asset Purchase Agreement dated on or about _____________ __, 1997, between Jaylene Retirement Center, Inc. and Barry Eugene Wright, as "Seller," and Lessee as "Purchaser" relating to the acquisition by Lessee of the Leased Property, which Asset Purchase Agreement was assigned by Lessee to Lessor pursuant to that certain Assignment, Assumption and Amendment Agreement for Asset Purchase Agreement of even date herewith among the foregoing Seller, Lessee and Lessor.

         "Purchase Amount" has the meaning set forth in Section 2.1(a).

         "Related Leases" has the meaning set forth in Section 15.1(a).

         "Rent"  means,  collectively,  the  Minimum  Rent  and  the  Additional
Charges.

         "Request" has the meaning set forth in Section 9.3(a).

         "Security Agreement" means that certain Security Agreement of even date herewith executed by Lessee to Lessor, pursuant to the terms of which Lessee has granted to Lessor a first lien and security interest in and to all of the Personal Property, including but not limited to, fixed and movable equipment, including replacements and substitutions, as security for the obligations of Lessee under this Lease, and any and all other obligations of Lessee.

         "Substitution Date" has the meaning set forth in Section 20.1.

         "Substitute Properties" has the meaning set forth in Section 20.1.

         "Taking" means a taking or voluntary conveyance during the Term hereof of all or part of the Leased Property, or any interest therein or right accruing thereto or use thereof, as the result of, or in settlement of any Condemnation or other eminent domain proceeding affecting the Leased Property whether or not the same shall have actually been commenced.

         "Tenant" means the lessees or tenants under the Tenant Leases, if any.

         "Tenant Leases" means all leases, subleases, assignments and other rental agreements (written or verbal, now or hereafter in effect), if any, that grant a possessory interest in and to any space in the Improvements, or that otherwise grant possessory or occupancy rights with regard to the Leased Property, and all Credit Enhancements, if any, held in connection therewith.

         "Term" means the Initial Term and any Extended Term as to which Lessee has exercised its options to extend contained in Article XXXIV hereof unless earlier terminated pursuant to the provisions hereof.

         "Treasury Yield" means as of any date the weekly average yield on United States Treasury Securities Constant Maturity Series issued by the United States Government, as most recently published by the Federal Reserve Board in Federal Reserve Statistical Release H.15(519). If, with respect to the Treasury Yield, Lessor determines that the sale of Treasury Securities by the United
States Government has been suspended, or Treasury Securities are not being offered for sale, or the weekly average yield is no longer printed by the Federal Reserve Board in Federal Reserve Statistical Release H.15(519) or for any other reason Lessor is not able to obtain a quotation from the Federal Reserve for the sale of such Treasury Securities, then Lessor will promptly give notice to Lessee and advise Lessee of a new index for determining the interest rate to be used in connection with this Lease, which rate, in the good faith judgment of Lessor, will be substantially equivalent to the Treasury Yield.

         "Unavoidable Delays" means delays due to strikes, lockouts, inability to procure materials after the exercise of reasonable efforts, power failure, acts of God, governmental restrictions, enemy action, civil commotion, fire, unavoidable casualty or other causes beyond the control of the party responsible for performing an obligation hereunder, provided that lack of funds shall not be deemed a cause beyond the control of either party hereto unless such lack of funds is caused by the failure of the other party hereto to perform any obligations of such other party under this Lease.

         "Unsuitable for Its Primary Intended Use" as used anywhere in this Lease, shall mean that, by reason of damage or destruction, or a partial Taking, in the good faith judgment of Lessee, reasonably exercised, the Facility cannot be profitably operated for its Primary Intended Use in the manner used prior to such damage or destruction or Taking, taking into account, among other relevant factors, the number of usable suites and number and diversity of Tenants affected by such damage or destruction or partial Taking.

                                 End of Page 47

         IN WITNESS WHEREOF, the parties have caused this Lease to be executed and their respective corporate seals to be hereunto affixed and attested by their respective officers thereunto duly authorized as of the date first written above.

                         LESSOR:

                                        CAPSTONE CAPITAL CORPORATION
                                        a Maryland corporation

                                        By
                                              Daryl D. McCombs
                                              Assistant Vice President


                        LESSEE:

                                        INTEGRATED LIVING COMMUNITIES
                                        OF ST. PETERSBURG, INC.
                                        a Delaware corporation


                                        By
                                              John B. Poole
                                              Vice President


                        GUARANTOR:

                                        INTEGRATED LIVING COMMUNITIES, INC.
                                        a Delaware corporation


                                        By
                                              John B. Poole
                                              Vice President and
                                              Chief Financial Officer

                                    EXHIBIT A

                              PROPERTY DESCRIPTION

                                   Schedule A


PARCEL I

Lots 1 and 2, Block 8, Glenside Subdivision, according to the Plat thereof on file in the Office of the Clerk of the Circuit Court in and for Pinellas County, Florida recorded in Plat Book 46, Page 55.

PARCEL II

Lot 3, Block 8, Glenside Subdivision, according to the plat thereof as recorded in Plat Book 46, Page 55, Public Records of Pinellas County, Florida.

                                    EXHIBIT B

                          LIST OF PERMITTED EXCEPTIONS

1.   Taxes and assessments which are not yet due and payable.

2. Subject to any and all matters as recited on the Plat of Glenside Subdivision recorded in Plat Book 476, Page(s) 55, PINELLAS County Records.

3. Easement granted to City of St. Petersburg, Florida, from Flamingo Park Village Incorporated, dated July 21, 1960, recorded October 6, 1960 in O.R. Book 1008, Page 151, PINELLAS County Records.

                                    EXHIBIT C

                       SCHEDULE OF CONTRIBUTIONS BY LESSEE
                         TO CAPITAL REPLACEMENT ACCOUNT


         Lessee shall fund the Capital Replacement Account annually in the following amount:

                  (1)      $50 per room per month,

commencing with the first payment on the first anniversary of the Commencement Date and continuing on each anniversary of the Commencement Date thereafter.

                                    EXHIBIT D

                         ASSIGNMENT OF RENTS AND LEASES

STATE OF FLORIDA  )
                              KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF PINELLAS)

         THIS ASSIGNMENT OF RENTS AND LEASES (this "Assignment") is entered into as of March ____, 1997, by and between INTEGRATED LIVING COMMUNITIES OF ST. PETERSBURG, INC., a Delaware corporation ("Assignor" or "Lessee") whose address for notice hereunder is 24850 Old 41 Road, Suite 10, Bonita Springs, Florida 34135-7022 and CAPSTONE CAPITAL CORPORATION, a Maryland corporation ("Assignee" or "Lessor"), whose address for notice hereunder is 1000 Urban Center Drive, Suite 630, Birmingham, Alabama 35242.

                                   WITNESSETH

                                   ARTICLE 1.
                                   DEFINITIONS

         As used herein, the following capitalized terms used herein shall have the following meanings:

         "Credit Enhancements" means all security deposits, security interests, letters of credit, pledges, prepaid rent or other sums, deposits or interests, if any, held by Lessee with respect to the Property, the Tenant Leases or the tenants under the Tenant Leases.

         "Engineering Documents" means all site plans, surveys, soil and substrata studies, architectural drawings, plans and specifications, engineering plans and studies, floor plans, landscape plans, and other plans and studies that relate to the Land, the Improvements or the Fixtures and are in Lessee's possession or control.

         "Fixtures" means all permanently affixed equipment, machinery, fixtures, and other items of real and/or personal property, including all components thereof, now and hereafter located in, on or used in connection with, and permanently affixed to or incorporated into the Improvements, including, without limitation, all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste disposal, air-cooling and air-conditioning systems and apparatus, sprinkler systems and fire and theft protection equipment, and built-in vacuum, cable transmission, oxygen and similar systems, all of which, to the greatest extent permitted by law, are hereby deemed by the parties hereto to constitute real estate, together with all replacements, modifications, alterations and additions thereto, but specifically excluding any of Tenant's trade fixtures or other fixtures that a Tenant is permitted to remove pursuant to the applicable Tenant Lease.

         "Improvements" means all buildings, improvements, structures and Fixtures now or on the Closing Date located on the Land, including, without limitation, landscaping, parking lots and structures, roads, drainage and all above ground and underground utility structures, equipment systems and other so-called "infrastructure" improvements.

         "Land" means the real property more particularly described on Exhibit A attached hereto and made a part hereof, together with all covenants, licenses, privileges and benefits thereto belonging, and any easements, rights-of-way, rights of ingress or egress or other interests of Lessee in, on, or to any land, highway, street, road or avenue, open or proposed, in, on, across, in front of, abutting or adjoining such real property including, without limitation, any strips and gores adjacent to or lying between such real property and any adjacent real property.

         "Lease" means that certain lease agreement of even date herewith between Lessor and Lessee.

         "License" has the meaning set forth in Section 3.1 hereof.

         "Obligations" means any and all of the indebtedness, liabilities, and other obligations made or undertaken by Lessee to Lessor or others as set forth in the Security Documents (hereinafter defined), the Lease and any lease, sublease or other form of conveyance or any other agreement pursuant to which Lessee is granted a possessory interest in the Property.

         "Obligation Documents" means any and all agreements, assignments and instruments (including any renewals, extensions, modifications or amendments thereof) evidencing, securing or pertaining to the Lease.

         "Property"   means,   collectively,   the   Improvements,   the  Credit
Enhancements, the Engineering Documents and the Warranties.

         "Rents" means the immediate, absolute and continuing right to collect and receive all of the rents, income, receipts, revenues, proceeds, security and other types of deposits, issues and profits now due or which may become due or to which Lessee may now or shall hereafter (whether upon any applicable redemption period or otherwise) become entitled or may demand or claim, arising or issuing from or out of the Tenant Leases, or from or out of the Property or any part thereof (subject only to the limited license granted herein by Lessor to Lessee to so collect and receive the Rents), including, without limiting the generality of the foregoing, minimum rents, additional rents, parking maintenance charges or fees, tax and insurance contributions, proceeds of sale of electricity, gas, chilled and heated water and other utilities and services, deficiency rents and liquidated damages following default, premiums payable by any Tenant upon the exercise of a cancellation privilege provided for in a Tenant Lease and all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability caused by destruction or damage to the Property.

         "Security Documents" means this Assignment, and any and all other documents now or hereafter executed by Lessee, or any other person or party, to evidence or secure the payment or performance and discharge of the Obligations, including, without limitation, the Lease.

         "Tenant Leases" means all leases, subleases and other rental agreements and guaranties thereof (written or verbal, now or hereafter in effect) that grant a possessory interest in and to occupy and enjoy all or any portion of the Property (save and except any and all leases, subleases or other agreements pursuant to which Lessor or Lessee is granted a possessory interest in the
Land), together with all the rights, power and authority of Lessee to execute, deliver, perform, enforce, alter, modify or supplement the terms of such leases and agreements or to surrender, cancel or terminate such leases and agreements without the prior written consent of Lessor, and together with any and all guarantees of any of the tenant's obligations under any of such leases. Any of the Tenant Leases are hereinafter referred to individually as a "Tenant Lease" and collectively as the "Tenant Leases".

         "Warranties" means all transferrable warranties, representations and guaranties with respect to the Property, whether express or implied, which Lessee now holds or under which Lessee is the beneficiary, including, without limitation, all of the representations, warranties and guaranties given and/or assigned to Lessee under the Tenant Leases.

                                   ARTICLE 2.
                                   ASSIGNMENT

         Lessee,  in  consideration  of the sum of  $10.00,  and other  good and
valuable  consideration,   the
receipt and sufficiency of which is hereby acknowledged, does hereby grant, sell, convey, assign, transfer, set over and deliver the Tenant Leases and the Rents unto this Lessor, to have and to hold the Tenant Leases and the Rents unto Lessor, and Lessee does hereby bind itself, its successors and assigns to warrant and defend the title to the Tenant Leases and the Rents unto Lessor against every person whomsoever lawfully claiming or to claim the name or any part thereof, by, through or under Lessee but not otherwise.

                                   ARTICLE 3.
                          LIMITED LICENSE, CONTINUATION
                          AND TERMINATION OF ASSIGNMENT

         3.1 Limited License. Lessee shall have the right under a limited license (the "License") which may be revoked by Lessor pursuant to the terms of
Section 7.1, to collect upon, but not prior to accrual, all of the Rents and Lessee shall receive the Rents and hold the same, as well as the right and license to receive the Rents, as a trust fund to be applied, and Lessee hereby covenants to apply the Rents, to the payment, satisfaction and discharge of the Obligations then due, including specifically, but without limitation, to the payment of taxes and assessments upon the Property before payment of penalty or interest are due thereon, to the cost of such insurance then due, maintenance and repairs as may be required by the terms of the Security Documents and in satisfaction of all obligations under the Tenant Leases then due; all prior to the application by Lessee of the Rents for any other purposes. The License shall also include the right of Lessee to execute, deliver, perform, enforce, alter, modify, change or supplement the terms of the Tenant Leases and to surrender, cancel or terminate such Tenant Leases without the prior written consent of Lessor except for any of the Tenant Leases executed, modified or supplemented after the date hereof whose term (including any possible extensions on the part of the applicable Tenant) extends beyond the Term of the Lease. Thereafter, so long as there exists no Event of Default hereunder or under any of the Security Documents, Lessee may use the Rents in any manner not inconsistent with the Security Documents. Upon the sale and conveyance by Lessor or its successors or assigns of the title to the Property, all right, title, interest and power granted under the License granted herein shall be automatically continued subject to the terms and conditions of the Lease and any of the other Security Documents.

         3.2 Continuation and Termination of Assignment. Upon final payment, performance and discharge in full of the Obligations, this Assignment shall become and be void and of no force or effect. Written demand by Lessor delivered to any Tenant for payment of the Rents by reason of the occurrence of any Event of Default claimed by Lessor, and the then existence thereof, shall be sufficient evidence of each such Tenant's obligation and authority to make all future payments of the Rents to Lessor without the necessity for further consent by Lessee.

         3.3 Permitted Contests. Lessee, after ten days' prior written notice to Lessor, on its own or on Lessor's behalf (or in Lessor's name), but at Lessee's expense, may contest, by appropriate legal proceedings conducted in good faith and with due diligence, the amount, validity or application, in whole or in part, of any of the Obligations which is required to be paid or discharged by Lessee pursuant to the terms of Section 3.1 pursuant to the terms and conditions of Article XI of the Lease; provided that nothing contained herein shall be construed to permit Lessee to contest the payment of the rent or any other sums payable by Lessee to Lessor under the Lease.

                                   ARTICLE 4.
                         WARRANTIES AND REPRESENTATIONS

         Lessee hereby unconditionally warrants and represents to Lessor as follows:

         4.1 Ownership of Tenant Leases and the Rents. Subject to the terms of the Lease, Lessee has good title to the Tenant Leases not previously transferred or assigned to Lessor and the Rents and has all requisite right, power and authority to assign such Tenant Leases and the Rents to Lessor, and no other person, firm or corporation has any right, title or interest therein.

         4.2 No Default. Lessee has duly and punctually performed, all and singular, the terms, covenants, conditions and warranties of the Tenant Leases on Lessee's part to be kept, observed and performed; and, to the best of Lessee's knowledge, the Tenants thereunder are not in material default of any of the terms or provisions of the respective Tenant Leases.

         4.3 No Modification of the Tenant Leases or Anticipation or Hypothecation of the Rents. The Tenant Leases are valid and unmodified, except as indicated herein, and remain in full force and effect; Lessee has not previously sold, assigned, transferred, or pledged the Tenant Leases or the Rents, or any part thereof, whether now due or hereafter to become due, except for the sales, assignments, transfers, mortgages and pledges for which Lessee has heretofore obtained a full release; the Rents now due, or to become due, for any periods subsequent to the date hereof have not been collected and that payment thereof has not been anticipated, waived or released, discounted, set off or otherwise discharged or compromised; and Lessee has not received any funds or deposits from any Tenant for which credit has not already been made on account of the accrued Rents.

                                   ARTICLE 5.
                              AFFIRMATIVE COVENANTS

         Lessee hereby unconditionally covenants and agrees with Lessor as follows:

         5.1 Performance. Lessee shall observe, perform and discharge, duly and punctually, all and singular, the obligations, terms, covenants, conditions and warranties of the Tenant Leases to be observed, performed or discharged by landlord thereunder; and Lessee shall promptly deliver to Lessor any notices received with respect to the Tenant Leases alleging any failure on the part of the Lessee to observe, perform and discharge the same.

         5.2 Notification to Tenants. Upon written request by Lessor, Lessee shall notify and direct, in writing, such and every present or future Tenant that any Credit Enhancement delivered to Lessee by such Tenant shall be retained by Lessee but assigned to Lessor.

         5.3 Enforcement. Lessee shall enforce or secure in the name of Lessee the performance of each and every obligation, term, covenant, condition and agreement in the Tenant Leases by any Tenant to be performed, and Lessee shall appear in and defend any action or proceeding arising under, occurring out of or in any manner connected with the Tenant Leases or the obligations, duties or liabilities of Lessee and any Tenant thereunder, and upon request by Lessor, Lessee will do so in the name and on behalf of Lessor, but at the expense of Lessee, and Lessee shall pay all costs and expenses of Lessor, including reasonable attorneys' fees and disbursements, in any action or proceeding in which Lessor may appear.

         5.4 Anticipation or Hypothecation of the Rents. Lessee hereby covenants and agrees (a) upon and after an Event of Default hereunder or under any of the Security Documents and while the same shall continue, to give to Lessor duplicate notice of each default by each Tenant and copies of any and all notices and communications received from any Tenant promptly upon delivery or receipt thereof; (b) to comply with the terms and provisions of each Tenant Lease; (c) not to assign, transfer, pledge, mortgage or otherwise encumber any Tenant Lease; (d) not to assign, transfer, pledge, mortgage or otherwise encumber any Rents; (e) not to collect, accept from any Tenant, or permit any Tenant to pay any Rents for more than one month in advance (whether in cash or by evidence of indebtedness); (f) except in the ordinary course of business and in accordance with past practice and custom, not to waive, excuse, condone, discount, set-off, compromise or in any manner release or discharge any Tenant of and from any obligations, covenants, conditions or agreements to be kept, observed or performed by such Tenant, under and in accordance with the terms of the respective Tenant Lease; and (g) not to enter into any Tenant Lease or amend, modify, extend or renew any Tenant Lease for a time period extending beyond the term of the Lease, without prior written approval of Lessor, which approval shall not be unreasonably withheld.

         5.5 Delivery of the Tenant Leases; Further Acts and Assurance. Until the Obligations secured hereby have been paid in full, performed and discharged, Lessee shall enter into only leases of the Property in a form approved in writing by Lessor and shall upon the written request of Lessor deliver executed copies of all existing and all other and future Tenant Leases when executed upon all or any part of the Property and will transfer and assign such other and future Tenant Leases upon the same terms and conditions as herein contained, and Lessee hereby covenants and agrees to make, execute and deliver to Lessor, upon demand and at any time or times, any and all assignments and other documents and instruments which Lessor may deem advisable to carry out the true purpose and intent of this Assignment.

                                   ARTICLE 6.
                                EVENTS OF DEFAULT

         The term "Event of Default", as used herein, shall mean the occurrence or happening, at any time and from time to time, of any one or more of the following:

         6.1 Performance of Obligations. If Lessee shall fail, refuse or neglect to perform and discharge fully and timely any of its obligations hereunder and such failure is not cured by Lessee within a period of 30 days after receipt by Lessee of written notice thereof from Lessor, unless such failure cannot with due diligence be cured within a period of 30 days, in which case such failure shall not be deemed to continue if Lessee proceeds promptly and with due diligence to cure the failure and diligently completes the curing thereof (as soon as reasonably possible).

         6.2 Security Documents. The occurrence of any Event of Default under and as defined in the Lease or any other of the Security Documents.

                                   ARTICLE 7.
                                    REMEDIES

         7.1 Remedies. Upon or any time after the occurrence, and during the continuance thereof, of an Event of Default hereunder, Lessor, at its option, shall have the complete right, power and authority hereunder, then or thereafter until the Event of Default is cured, to exercise and enforce any or all of the following rights and remedies set out in this Article 7:

         (a) To terminate the License and then and thereafter, without taking possession of the Property, to the extent permitted by law, in Lessee's own name, to demand, collect, receive, sue for, attach and levy the Rents and give proper receipts, releases and acquittances therefor, and after deducting all necessary and proper costs and expenses of operation and collection, as determined by Lessor, including reasonable attorneys' fees, and apply the net proceeds thereof, together with any funds of Lessee deposited with Lessor, in reduction or repayment of the Obligations in such order of priority as Lessor may, in its sole discretion, determine in accordance with applicable law;

         (b) To declare the Lease in default and, at its option, exercise all of the rights and remedies contained in the Lease or any other of the Security Documents;

         (c) Without regard to the adequacy of the security, with or without any action or proceeding through any person or by any agent, or by the trustee under any deed of trust included among the Security Documents, or by a receiver to be appointed by a court of competent jurisdiction, and irrespective of Lessee's possession, then or thereafter to enter upon, take possession of, manage and operate the Property or any part thereof; make, modify, enforce, cancel or accept surrender of a Tenant Lease now in effect or hereafter in effect on the Property or any part thereof; remove and evict any Tenant (subject to the provisions of any non-disturbance and attornment agreement entered into by and between Lessor and any Tenant); increase or decrease the Rents under a Tenant Lease; decorate, clean and repair, and otherwise do any act or incur any cost or expense which Lessor may deem reasonably necessary to protect the status and value of the Property as fully and to the same extent as Lessee could do if in possession thereof; and in such event, to apply the Rents so collected to the operation and management of the Property, but in such order or priority as Lessor shall deem proper, and including the payment of reasonable management, brokerage and attorneys' fees and disbursements, and payment of the Obligations and to the establishment and maintenance, without interest, of a reserve for replacements; and

         (d)      Any other remedy available to Lessor at law or in equity.

         7.2 Exculpation of Lessor. The acceptance by Lessor of this Assignment, with all of the rights, powers, privileges and authority created hereby, shall not, prior to entry upon and taking possession of the Property by Lessor, be deemed or construed to constitute Lessor a "mortgagee in possession", nor thereafter or at any time or in any event obligate Lessor to take any action hereunder or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under a Tenant Lease or to assume any obligation or responsibility for any security deposits or other deposits delivered to Lessee by a Tenant and not assigned and delivered to Lessor, nor shall Lessor be liable in any way for any injury or damage to persons or property sustained by any person, firm or corporation in or about the Property not attributable to the negligence or fault of Lessor, its agents or affiliates.

         7.3      No Waiver or Election of Remedies.

         (a) Waiver. Neither the collection of the Rents and application as provided for in this Assignment nor the entry upon and taking possession of the Property by Lessor shall be deemed to cure or waive any Event of Default or waive, modify or affect any notice of default under any Security Document or invalidate any act done pursuant to any such notice. If Lessor shall thereafter elect to discontinue the exercise of any such right or remedy hereunder, such right or remedy may be reasserted at any time and from time to time following any subsequent Event of Default.

         (b) Election of Remedies. The failure of Lessor to assert any of the terms, covenants or conditions of this Assignment for any period of time or at any time or times shall not be construed or deemed to be a waiver of any such right, and nothing herein contained nor anything done or omitted to be done by Lessor pursuant to this Assignment shall be deemed to be an election of remedies or a waiver by Lessor of any of its rights and remedies under any other Security Document or under the law. The right of the Lessor to collect and enforce the payment and performance of the Obligations and to enforce any security therefor may be exercised by the Lessor either prior to or simultaneously with or subsequent to any action taken hereunder.

         7.4 Appointment of Attorney-in-Fact. Upon and following the occurrence of an Event of Default remaining uncured, Lessee hereby constitutes and appoints Lessor the true and lawful attorney-in-fact, coupled with an interest, of Lessee and in the name, place and stead of Lessee to demand, sue for, attach, levy, recover and receive any premium or penalty payable upon the exercise by a Tenant under a Tenant Lease of a privilege of cancellation originally provided in such Tenant Lease and to give proper receipts, releases and acquittances therefor and, after deducting expenses of collection, to apply the net proceeds as a credit upon any portion of the Obligations selected by Lessor, notwithstanding the fact that such portion of the Obligations may not then be due and payable or that such portion of the Obligations is otherwise adequately secured; and Lessee does hereby authorize and direct any such Tenant to deliver such payment to Lessor in accordance with this Assignment, and Lessee hereby ratifies and confirms that Lessor, as attorney-in-fact, shall do or cause to be done by virtue of the powers granted hereby. Under the circumstances referred to in this
Section 7.4, the foregoing appointment is irrevocable and continuing, and such rights, powers and privileges shall be exclusive in Lessor, its successors and assigns, so long as any part of the Obligations secured hereby remain unpaid and undischarged.

                                   ARTICLE 8.
                                  MISCELLANEOUS

         8.1 Performance at Lessee's Expense. The cost and expense o performing or complying with any and all of the Obligations shall be borne solely by Lessee, and no portion of such cost and expense shall be, in any way and to any extent credited against any installment on or portion of the Obligations.

         8.2 Survival of Obligations. Each and all of the Obligations shall survive that execution and delivery of the Security Documents and the consummation of the transaction called for therein, and shall continue in full force and effect until the Obligations shall have been paid and performed in full.

         8.3 Further Assurances. Lessee, upon the request of Lessor, will execute, acknowledge, deliver and record and/or file such further instruments and do such further acts as may be necessary, desirable or proper to carry out more effectively the purpose of the Security Documents and to subject to the liens and security interests thereof any property intended by the terms thereof to be covered thereby, including specifically, but without limitation, any renewals, substitutions, replacements, modifications or amendments to the Tenant Leases.

         8.4 Recording and Filing. Lessee will cause the Security Documents and all amendments and supplements thereto and substitutions therefor to be recorded, filed, re-recorded and refiled in such manner and in such places as Lessor shall reasonably request, and will pay all such recording, filing, re-recording and refiling taxes, fees and other charges.

         8.5 Notices. Any notices, demands, approvals and othe communications provided for in this Assignment shall be in writing and shall be delivered by telephonic facsimile, overnight air courier, personal delivery or registered or certified U.S. Mail with return receipt requested, postage paid, to the appropriate party at its address as follows:

         If to Lessor:

         CAPSTONE CAPITAL CORPORATION
         1000 Urban Center Drive
         Suite 630
         Birmingham, Alabama  35242
         Attention:  Mr. Daryl D. McCombs
         Telephone: (205) 967-2092
         Telecopy:  (205) 967-9066

         With a copy to:

         Mr. Thomas A. Ansley
         Sirote & Permutt, P.C.
         2222 Arlington Avenue South
         Birmingham, Alabama  35205
         Telephone: (205) 930-5300
         Telecopy:  (205) 930-5301

         If to Lessee or Guarantor:

         INTEGRATED LIVING COMMUNITIES, INC.
         Brentwood Centre
         24850 Old 41 Road
         Suite 10
         Bonita Springs, Florida  34135-7022
         Attention: Mr. John B. Poole
         Telephone: (941) 947-7200
         Telecopy:  (941) 947-7201

         With a copy to:

         INTEGRATED LIVING COMMUNITIES, INC.
         Brentwood Centre
         24850 Old 41 Road
         Suite 10
         Bonita Springs, Florida  34135-7022
         Attention: Ms. Geralyn Kidera
         Telephone: (941) 947-7222
         Telecopy:  (941) 947-7201

         Addresses for notice may be changed from time to time by written notice to all other parties. Any communication given by mail will be effective (i) upon the earlier of (a) three business days following deposit in a post office or other official depository under the care and custody of the United States Postal Service or (b) actual receipt, as indicated by the return receipt; (ii) if given by telephone facsimile, when sent; and (iii) if given by personal delivery or by overnight air courier, when delivered to the appropriate address set forth.

         8.6 Successors and Assigns. All of the terms of the Security Documents shall apply to, be binding upon and inure to the benefit of the parties hereto, their successors, assigns, heirs and legal representatives, and all other persons claiming by, through or under them.

         8.7 No Waiver; Severability. Any failure by Lessor to insist, or any election by Lessor not to insist, upon strict performance by Lessee of any of the terms, provisions or conditions of the Security Documents shall not be deemed to be a waiver of same or any other terms, provisions or conditions thereof, and Lessor shall have the right at any time or times thereafter to insist upon strict performance by Lessee of any and all such terms, provisions and conditions. The Security Documents are intended to be performed in accordance with, and only to the extent permitted by, all applicable legal requirements. If any provision of any of the Security Documents or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, then neither the remainder of the instrument in which such provision to other persons or circumstances nor the other instruments referred to herein shall be affected thereby, but rather, shall be enforced to the greatest extent permitted by law.

         8.8 Entire Agreement and Modification. This Assignment contains the entire agreement between the parties relating to the subject matter hereof and thereof, and all prior agreements relative thereto which are not contained herein or therein are terminated. This Assignment may not be amended, revised, waived, discharged, released or terminated orally, but only by a written instrument or instruments executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted. Any alleged amendment, revision, waiver, discharge, release or termination which is not so documented shall not be effective as to any party.

         8.9 Counterparts. This Assignment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute but one instrument.

         8.10 Applicable Law. The Security Documents shall be governed by and construed according to the laws of the State of Alabama from time to time in effect except to the extent preempted by United States federal law. It is expressly stipulated and agreed to be the intent of Lessee and Lessor at all times to comply with applicable law now or hereafter governing any interest payable under the Lease, including any notes evidencing the Obligations or any part thereof. If the applicable law is ever revised, repealed or judicially interpreted so as to render usurious any amount called for under any of the Security Documents, or if Lessor's exercise of the option to accelerate the maturity of the Obligations or if any prepayment by Lessee results in Lessee having paid any interest in excess of that permitted by law, then it is Lessee's and Lessor's express intent that all excess amounts theretofore collected by Lessor be credited on the principal balance of the Obligations (or, if the Obligations have been paid in full, refunded to Lessee), and the provisions of the Security Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid or agreed to be paid to Lessor for the use, forbearance or detention of the Obligations shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of the Obligations until payment in full so that the rate or amount of interest on account of such Obligations does not exceed the usury ceiling from time to time in effect and applicable to the Obligations so long as debt is outstanding thereunder.

         8.11 Headings. The Article, Paragraph and Subparagraph entitlements hereof are inserted for convenience of reference only and shall in no way alter, modify or define, or be used in construing, the text of such Articles, Paragraphs or Subparagraphs.

         EXECUTED as of the date first above written, to be effective as of the date first above written.

                                              LESSOR:

                                              CAPSTONE CAPITAL CORPORATION
                                              a Maryland corporation

                                              By
                                                   Daryl D. McCombs
                                                   Assistant Vice President


                                              LESSEE:

                                              INTEGRATED LIVING COMMUNITIES
                                              OF ST. PETERSBURG, INC.
                                              a Delaware corporation


                                              By
                                                   John B. Poole
                                                   Vice President

STATE OF ALABAMA  )
                  :
JEFFERSON COUNTY  )

         I, the undersigned authority, a Notary Public in and for said county in said state, hereby certify that Daryl D. McCombs, whose name as Assistant Vice President of CAPSTONE CAPITAL CORPORATION, a Maryland corporation, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the said instrument, he, as such partner and with full authority, executed the same voluntarily for and as the act of said partnership.

         GIVEN under my hand and seal, this _____ day of ____________________, 1997.


[ NOTARIAL SEAL ]
                                                     Notary Public

                                                     My Commission Expires

STATE OF FLORIDA  )
                  :
LEE COUNTY        )

         I, the undersigned authority, a Notary Public in and for said county in said state, hereby certify that John B. Poole, whose name as Vice President of INTEGRATED LIVING COMMUNITIES OF ST. PETERSBURG, INC., a Delaware corporation, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

         GIVEN under my hand and seal, this _____ day of ____________________, 1997.


[ NOTARIAL SEAL ]
                                       -----------------------------------------
                                       Notary Public

                                       My Commission Expires
                                                            --------------------

                                    EXHIBIT A

                              PROPERTY DESCRIPTION


PARCEL I

Lots 1 and 2, Block 8, Glenside Subdivision, according to the Plat thereof on file in the Office of the Clerk of the Circuit Court in and for Pinellas County, Florida recorded in Plat Book 46, Page 55.

PARCEL II

Lot 3, Block 8, Glenside Subdivision, according to the plat thereof as recorded in Plat Book 46, Page 55, Public Records of Pinellas County, Florida.

                                    EXHIBIT E

                                 PERMITTED LIENS

                                      NONE

                                    EXHIBIT F

                                PERSONAL PROPERTY

         [All tangible personal property owned by Lessee and located upon and used in connection with the Leased Improvements.]

                                    EXHIBIT G

                              CONSENT TO ASSIGNMENT

         TO: ____________________________________

         The undersigned corporation (the "Consenting Party") delivers this Consent as of the _____ day of ________________________ ___, 1997, in connection with the transactions contemplated by the Construction Loan Agreement dated _______________________________________ (the "Loan Agreement") between
____________________________________________           ("Borrower")          and
________________________________ ("Lender").

         The Consenting Party hereby acknowledges and consents to:

         (a) the Deed of Trust, Mortgage, Open-End Mortgage, Security Agreement, Fixture Financing Statement, Assignment of Leases and Rents, and Financing Statement (the "Deed of Trust") executed by the Borrower for the benefit of the Lender in connection with the Loan Agreement; and

         (b) the Assignment of Lease and Management Agreement (the "Assignment") executed by the Borrower for the benefit of the Lender in connection with the Loan Agreement.

         The Consenting Party hereby acknowledges and consents to the Deed of Trust and the Assignment, pursuant to which the Borrower has assigned and granted to the Agent (for itself and the Lenders) a security interest and lien in certain lease agreements, management agreements, guaranty agreements and other property of the Borrower, including without limitation the rights of the Borrower in, to and under each of the agreements listed on Exhibit A attached hereto.

         IN WITNESS WHEREOF, the Consenting Party has executed this Consent as of the date first above written.

                                             INTEGRATED LIVING COMMUNITIES
                                             OF ST. PETERSBURG, INC.
                                             a Delaware corporation



                                             By
                                                --------------------------------
                                                    John B. Poole
                                                     Vice President

                                    EXHIBIT A

                               ASSIGNED AGREEMENTS

1. Lease dated as of March _____, 1997, between the Borrower and the Consenting Party.